UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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LiveDeal, Inc.

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIVEDEAL, INC.

325 East Warm Springs Road, Suite 102

Las Vegas, Nevada 89119

(702) 939-0231

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 11, 2014

June 23, 2014

Las Vegas, Nevada

To Our Stockholders:

The 2014 Annual Meeting of Stockholders of LiveDeal, Inc. (“LiveDeal” or the “Company”) will be held at our corporate offices, which are located at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, on Friday, July 11, 2014, beginning at 10:00 a.m. local time. The Annual Meeting is being held to:

1.	elect five directors to our Board of Directors;
2.	approve the LiveDeal, Inc. 2014 Omnibus Equity Incentive Plan;
3.	approve an Amendment to our Amended and Restated Articles of Incorporation increasing the number of shares of common stock authorized for issuance by the Company, from 30,000,000 shares to 60,000,000 shares;
4.	approve a transaction involving the Company’s issuance of convertible notes;
5.	ratify the appointment of Anton & Chia, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014; and
6.	transact such other business that may properly come before the meeting and any adjournments thereof.

Only stockholders of record at the close of business on May 12, 2014 are entitled to receive notice of and to vote at the meeting or any adjournment thereof. Note that we have enclosed with this notice (i) our Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended September 30, 2013, as amended, and (ii) a Proxy Statement.

Your proxy is being solicited by our Board of Directors. All stockholders are cordially invited to attend our Annual Meeting and vote in person. In order to assure your representation at the Annual Meeting, however, we urge you to complete, sign and date the enclosed proxy as promptly as possible and return it to us either (i) via facsimile to the attention of LiveDeal’s Accounting Manager at (702) 939-0246, or (ii) in the enclosed postage-paid envelope. If you attend the Annual Meeting in person, you may vote in person even if you previously have returned a proxy. Please vote – your vote is important.

By Order of the Board of Directors,

/s/ Jon Isaac
Jon Isaac
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON JULY 11, 2014

The Proxy Statement and our Annual Report to Stockholders are available at http://ir.livedeal.com.

TABLE OF CONTENTS

About The Meeting	1
Proposal No. 1 – Election of Directors	5
Board Information and Director Nomination Process	8
Proposal No. 2 – Approval of LiveDeal, Inc. 2014 Omnibus Equity Incentive Plan	14
Proposal No. 3 – Approval of Amendment to Amended and Restated Articles of Incorporation (Increase in Authorized Common Stock)	21
Proposal No. 4 – Approval of Convertible Note Transaction	23
Proposal No. 5 – Ratification of Our Independent Registered Public Accounting Firm	32
Executive Officers	34
Compensation Discussion and Analysis	34
Summary Compensation Table	36
Employment Agreements	37
Outstanding Equity Awards at Fiscal Year End	37
Director Compensation	38
Equity Compensation Plan Information	38
Compensation Committee Report	39
Audit Committee Report	40
Security Ownership of Certain Beneficial Owners and Management	42
Section 16(a) Beneficial Ownership Reporting Compliance	43
Related Party Transactions	43
Stockholder Nominations and Other Proposals	45
Other Matters	46
Incorporation of Certain Documents by Reference	46
Where You Can Find More Information	46

LIVEDEAL, INC.

325 East Warm Springs Road, Suite 102

Las Vegas, Nevada 89119

(702) 939-0231

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 11, 2014

This Proxy Statement relates to the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of LiveDeal, Inc. (“LiveDeal” or the “Company”). The Annual Meeting will be held on Friday, July 11, 2014 at 10:00 a.m. local time, at our corporate offices, which are located at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The enclosed proxy is solicited by LiveDeal’s Board of Directors (the “Board”). The proxy materials relating to the Annual Meeting are first being mailed to stockholders entitled to vote at the Annual Meeting on or about June 23, 2014.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting and this Proxy Statement, including (i) the election of five directors to the Board; (ii) the approval of the LiveDeal, Inc. 2014 Omnibus Equity Incentive Plan; (iii) the approval of an amendment to the Company’s Amended and Restated Articles of Incorporation increasing the number of shares of common stock authorized for issuance by the Company, from 30,000,000 shares (after giving effect to the 3-for-1 forward stock split that was completed on February 11, 2014) to 60,000,000 shares; (iv) the approval of a transaction involving the Company’s issuance of convertible notes; and (v) the ratification of the Audit Committee’s appointment of Anton & Chia, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014. In addition, management will report on our most recent financial and operating results and respond to questions from stockholders.

What are the Board’s recommendations?

The Board recommends a vote:

•	FOR election of the nominated slate of directors;
•	FOR approval of the LiveDeal, Inc. 2014 Omnibus Equity Incentive Plan;
•	FOR approval of an amendment to the Company’s Amended and Restated Articles of Incorporation increasing the number of shares of common stock authorized for issuance by the Company, from 30,000,000 shares (after giving effect to the 3-for-1 forward stock split that was completed on February 11, 2014) to 60,000,000 shares;
•	FOR approval of the transaction involving the Company’s issuance of convertible notes; and
•	FOR the ratification of the Audit Committee’s appointment of Anton & Chia, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014.
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With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, May 12, 2014, or their duly appointed proxies, are entitled to receive notice of the Annual Meeting, attend the Annual Meeting and vote the shares that they held on that date at the Annual Meeting or any postponement or adjournment of the Annual Meeting. At the close of business on May 12, 2014, after giving effect to the 3-for-1 forward stock split that was completed on February 11, 2014, there were issued, outstanding and entitled to vote 13,461,667 shares of our common stock, par value $0.001 per share, each of which is entitled to one vote.

How do I vote?

You may vote on matters to come before the meeting in two ways: (i) you can attend the Annual Meeting and cast your vote in person; or (ii) you can vote by completing, signing and dating the enclosed proxy card and returning it to us via mail or facsimile.

If you are a stockholder of record and return the proxy card, you will authorize the individuals named on the proxy card, referred to as the proxy holders, to vote your shares according to your instructions. If you return the proxy card but do not provide instructions, you will authorize the proxy holders to vote your shares according to the recommendations of the Board (which are described below).

If your shares are held by your broker, bank or other nominee in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted. If you hold your shares in “street name” and do not provide specific voting instructions to your broker, a “broker non-vote” will result with respect to Proposals 1, 2, 3 and 4. Therefore, it is very important to respond to your broker’s request for voting instructions on a timely basis if you want your shares held in “street name” to be represented and voted at the Annual Meeting. Please see below for additional information if you hold your shares in “street name” and desire to attend the Annual Meeting and vote your shares in person.

What if I vote and then change my mind?

If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by either (i) filing with our Corporate Secretary a notice of revocation; (ii) sending in another duly executed proxy bearing a later date; or (iii) attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.

If you hold your shares in “street name,” refer to the voting instructing form provided by your broker or the broker’s agent for more information about what to do if you submit voting instructions and then change your mind in advance of the Annual Meeting.

How can I get more information about attending the Annual Meeting and voting in person?

The Annual Meeting will be held on Friday, July 11, 2014 at 10:00 a.m. local time, at our corporate offices, which are located at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, or at such other time and place to which the Annual Meeting may be adjourned or postponed. For additional details about the Annual Meeting, including directions to the Annual Meeting and information about how you may vote in person if you so desire, please contact LiveDeal at (702) 939-0231.

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If you hold your shares in “street name,” please bring an account statement or letter from the applicable broker, bank or nominee indicating that you are the beneficial owner of the shares as of the record date if you would like to gain admission to the Annual Meeting. In addition, if you hold your shares in “street name” and desire to actually vote your shares in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. For more information about obtaining such a proxy, contact your broker, bank or other nominee.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares on the record date will constitute a quorum, permitting us to conduct our business at the Annual Meeting. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining whether a quorum is present. Broker non-votes will also be counted for purposes of determining whether a quorum is present.

What vote is required to approve each item?

Election of Directors. Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast at a meeting at which a quorum is present. The five persons receiving the greatest number of votes will be elected as directors. Since only affirmative votes count for this purpose, a properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders may not cumulate votes in the election of directors.

Pursuant to rules approved by the Securities and Exchange Commission (the “SEC”) brokers are not entitled to use their discretion to vote uninstructed proxies in, among other things, uncontested director elections. In other words, if your shares are held by your broker in “street name” and you do not provide your broker with instructions about how your shares should be voted in connection with this proposal, your shares will not be voted and a “broker non-vote” will result. Therefore, if you desire that your shares be voted in connection with the election of the Board, it is imperative that you provide your broker with voting instructions. If your shares are held by your broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted. Please complete the form and return it in the envelope provided by the broker or agent.

Approval of LiveDeal, Inc. 2014 Omnibus Equity Incentive Plan. The LiveDeal, Inc. 2014 Omnibus Equity Incentive Plan will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not be deemed a vote cast or affect the outcome of the proposal (assuming a quorum is present).

Approval of Amendment to Amended and Restated Articles of Incorporation. The proposed amendment to the Company’s Amended and Restated Articles of Incorporation increasing the number of shares of common stock authorized for issuance by the Company, from 30,000,000 shares (after giving effect to the 3-for-1 forward stock split that was completed on February 11, 2014) to 60,000,000 shares, will be approved pursuant to Section 78.390 of the Nevada Revised Statutes if a majority of the voting power of the Company votes in favor of the amendment. Accordingly, more than 50% of the shares of common stock issued and outstanding as of the record date must be voted in favor of this approval for it to be approved. A properly executed proxy marked “ABSTAIN” with respect to such matter will have the same effect as a vote “AGAINST” the proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will also have the same effect as a vote “AGAINST” the proposal.

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Approval of Convertible Note Transaction. The transaction involving the Company’s issuance of convertible notes will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not be deemed a vote cast or affect the outcome of the proposal (assuming a quorum is present).

Ratification of Auditors. The ratification of the Audit Committee’s appointment of Anton & Chia, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2014 will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to ratification of our independent auditors.

Can I dissent or exercise rights of appraisal?

Under Nevada law, holders of our common stock are not entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as a result of the approval of any of the proposals.

Who pays for this proxy solicitation?

The Company will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.

Where can I access this Proxy Statement and the related materials online?

The Proxy Statement and our Annual Report to Stockholders are available at http://ir.livedeal.com.

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ELECTION OF DIRECTORS
(Proposal No. 1)

General

LiveDeal’s Amended and Restated Bylaws provide that the Board shall consist of not less than three nor more than nine directors (with the precise number of directors to be established by resolution of the Board), each of whom is elected annually. Currently, there are five members of the Board. The Board has determined that five directors will be elected at the 2014 Annual Meeting, and has nominated each of the five incumbent directors for re-election. Each director is to be elected to hold office until the next annual meeting of stockholders or until his or her successor is elected and qualified. If a director resigns or otherwise is unable to complete his or her term of office, the Board may elect another director for the remainder of the departing director’s term.

The Board has no reason to believe that the nominees will not serve if elected, but if they should become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

Vote Required

If a quorum is present at the Annual Meeting, the five nominees receiving the highest number of votes will be elected to the Board.

Nominees for Director

The Board’s nominees are listed below. The Board recommends that you vote FOR the election of each of Messrs. Butler, Gao, Jon Isaac, Tony Isaac and Waggoner.

Certain Family Relationships

Jon Isaac, who is a director and serves as our President and Chief Executive Officer, is the son of Tony Isaac, who is also a director and serves as our Financial Planning and Strategist/Economist.

Jon Isaac, 31

Mr. Jon Isaac has served as a director of our Company since December 2011 and became our President and Chief Executive Officer in January 2012. He is the founder of Isaac Organization, a privately held investment company. At Isaac Organization, Mr. Isaac has closed a variety of multi-faceted real estate deals and has experience in aiding public companies to implement turnarounds and in raising capital. Mr. Isaac studied Economics and Finance at the University of Ottawa, Canada.

Specific Qualifications:

• Relevant educational background and business experience.

• Experience in aiding public companies to implement turnarounds and in raising capital.

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Tony Isaac, 59

Mr. Tony Isaac has served as a director of our Company since December 2011 and began serving as the Company’s Financial Planning and Strategist/Economist in July 2012. He is the Chairman and Co-Founder of Isaac Organization, a privately held investment company. Mr. Isaac has invested in various companies, both private and public from 1980 to present. Mr. Isaac’s specialty is negotiation and problem-solving of complex real estate and business transactions. Mr. Isaac graduated from Ottawa University in 1981, where he majored in Commerce and Business Administration and Economics.

Specific Qualifications:

• Relevant educational background and business experience.

• Experience in negotiation and problem-solving of complex real estate and business transactions.

Richard D. Butler, Jr., 64 Audit Committee Member Corporate Governance and Nominating Committee Chairman

Mr. Butler is Chairman of the Corporate Governance and Nominating Committee and has served as a director and member of the Audit Committee of our Company since August 2006 (including YP.com from 2006-2007). He is a veteran savings and loan and mortgage banking executive, co-founder and major shareholder of Aspen Healthcare, Inc. and Ref-Razzer Corporation, former Chief Executive Officer of Mt. Whitney Savings Bank, Chief Executive Officer of First Federal Mortgage Bank, Chief Executive Officer of Trafalgar Mortgage, and Executive Officer & Member of the President’s Advisory Committee at State Savings & Loan Association (peak assets $14 billion) and American Savings & Loan Association (NYSE: FCA; peak assets $34 billion). Mr. Butler attended Bowling Green University in Ohio, San Joaquin Delta College in California and Southern Oregon State College.

Specific Qualifications:

• Relevant educational background and business experience.

• Extensive experience as Chief Executive Officer for several companies in the banking and finance industries.

• Experience as a public company director.

• Experience in workouts and restructurings, mergers, acquisitions, business development, and sales and marketing.

• Background and experience in finance required for service on Audit Committee.

Dennis (De) Gao, 33 Audit Committee Member

Mr. Gao has served as a director of our Company and as a member of the Audit Committee since January 2012.  In July 2010, Mr. Gao co-founded and became the CFO at Oxstones Capital Management, a privately held company and a social and philanthropic enterprise, serving as an idea exchange for the global community.  Prior to establishing Oxstones Capital Management, from June 2008 until July 2010, Mr. Gao was a product owner at Procter and Gamble for its consolidation system and was responsible for the Procter and Gamble’s financial report consolidation process.  From May 2007 to May 2008, Mr. Gao was a financial analyst at the Internal Revenue Service's CFO division. Mr. Gao has a dual major Bachelor of Science degree in Computer Science and Economics from University of Maryland, and an M.B.A. specializing in finance and accounting from Georgetown University’s McDonough School of Business.

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Specific Qualifications:

• Relevant educational background and business experience.

• Background and experience in finance required for service on Audit Committee.

• Experience having ultimate responsibility for the preparation and presentation of financial statements (“financial literacy” required by applicable NASDAQ rules for service as Audit Committee chairman).

• “Audit Committee Financial Expert” for purposes of SEC rules and regulations (required for service as Audit Committee chairman).

Kenneth L. Waggoner, 65 Audit Committee Member

Mr. Waggoner has served as a director of our Company and as a member of the Audit Committee since January 2014. He is the Chief Executive Officer and President of Nuvilex, Inc., a biotechnology company focused on developing and preparing to commercialize treatments for cancer and diabetes based upon a proprietary cellulose-based live-cell encapsulation technology, called Cell-in-a-Box™. This unique technology will be used as a platform upon which treatments for several types of cancer, including advanced, inoperable pancreatic cancer, and diabetes are being built. Mr. Waggoner has almost four decades of experience in management, business, operations and law. He started his career as an attorney in private practice. Notably, he was a senior partner with Brobeck, Phleger and Harrison, named one of the top two law firms worldwide that provide services to biotechnology clients including Chiron, Amgen, Biogen Idec, Sangamo, Ligand, DepoTech and many others. He was the Managing Partner of Brobeck’s Los Angeles office. Mr. Waggoner was also a member of the Executive Committee for almost 10 years and on the Policy Committee for numerous years managing Brobeck’s worldwide operations with annual revenues in excess of $750,000,000. While at Brobeck, Mr. Waggoner was the Co-Chairman of Brobeck’s world-wide Environmental Law Group. Further highlights of Mr. Waggoner’s career include leadership and legal positions with several start-up companies, including LiveDeal, Inc., during the last several years as well as working with Fortune 500 companies most of his professional career. During his tenure with Chevron, Mr. Waggoner served as the Vice President and General Counsel of its Global Downstream operations where he was responsible for the overall management of legal services to the North American, Latin American, Europe and Asian Products Companies.  At Chevron, Mr. Waggoner led a successful restructuring of the company’s international Legal Department following Chevron’s acquisition of Texaco. Mr. Waggoner received his Juris Doctorate with honors in 1973 from Loyola University School of Law in Los Angeles.

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Specific Qualifications:

• Relevant educational background, business and legal experience, including in the areas of operations and mergers and acquisitions.

• Experience as an executive officer.

• Background and experience in finance required for service on Audit Committee.

The Board recommends a vote FOR the election of each of the director nominees.

BOARD INFORMATION AND DIRECTOR NOMINATION PROCESS

How often did the Board meet during fiscal 2013?

The Board met three times during fiscal 2013, either telephonically or in person, and acted once by written consent. None of our directors attended fewer than 75% of the meetings of the Board held during the director’s service or of any committee on which the director served during fiscal 2013.

Who are the Board’s “independent” directors?

Each year, the Board of Directors reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASDAQ Listing Rules and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which a member of the Company’s Board of Directors is a director or executive officer.

After evaluating these factors, the Board of Directors has determined that a majority of the members of the Board of Directors, namely, Messrs. Butler, Gao and Waggoner, do not have any relationships that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors and that each such director is an independent director of the Company within the meaning of NASDAQ Listing Rule 5605(a)(2) and the related rules of the SEC. The Company’s independent directors conduct executive sessions at regularly scheduled meetings as required by NASDAQ Listing Rule 5605(b)(2).

How can our stockholders communicate with the Board?

Stockholders and others interested in communicating with the Board may do so by writing to Board of Directors, LiveDeal, Inc., 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.

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What is the leadership structure of the Board?

In the past, when the Chief Executive Officer of the Company has not also served as the Chairman of the Board, the Board has from time to time identified an independent director to serve as the Board’s “Lead Director.” The Lead Director provides general leadership to the Board at and between meetings, including during executive sessions of the Board in which management does not participate. Currently, the Board does not have a Lead Director. Although the Board assesses the appropriate leadership structure from time to time in light of internal and external events or developments and reserves the right to make changes in the future, it believes that the current structure, as described in this Proxy Statement, is appropriate at this time given the size and experience of the Board, as well as the background and experience of management.

What is the Board’s role in risk oversight?

Our management is responsible for managing risk and bringing the most material risks facing the Company to the Board’s attention.  The Board has oversight responsibility for the processes established to report and monitor material risks applicable to the Company.  The Board also oversees the appropriate allocation of responsibility for risk oversight among the committees of the Board.  The Audit Committee plays a central role in overseeing the integrity of the Company’s financial statements and reviewing and approving the performance of the Company’s internal audit function and independent accountants.  The Corporate Governance and Nominating Committee considers risks related to succession planning and considers risk related to the attraction and retention of talent and risks related to the design of compensation programs and arrangements.  The Compensation Committee monitors the design and administration of the Company’s compensation programs to ensure that they incentivize strong individual and group performance and include appropriate safeguards to avoid unintended or excessive risk taking by Company employees. The Board does not believe that its process for risk oversight should affect its leadership structure (i.e., whether it may combine the Chairman and CEO roles in the future) because Board committees (comprised entirely of independent directors) play the central role in risk oversight.

What committees has the Board established?

The Board has an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee, each of which is a standing committee of the Board.

Audit Committee. The purpose of our Audit Committee is to assist our Board of Directors in overseeing (i) the integrity of our Company’s accounting and financial reporting processes, the audits of our financial statements, as well as our systems of internal controls regarding finance, accounting, and legal compliance; (ii) our Company’s compliance with legal and regulatory requirements; (iii) the qualifications, independence and performance of our independent public accountants; (iv) our Company’s financial risk; and (v) our Company’s internal audit function. In carrying out this purpose, the Audit Committee maintains and facilitates free and open communication between the Board, the independent public accountants, and our management. Messrs. Gao (Chairman), Butler and Waggoner currently serve on our Audit Committee. Each member of the committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC and has been determined by the Board to be “financially literate” with accounting or related financial management experience. The Board has also determined that Mr. Gao is an “audit committee financial expert” as defined under SEC rules and regulations, and qualifies as a financially sophisticated audit committee member as required under Rule 5605(c)(2)(A) of the NASDAQ Listing Rules. The Board has adopted a charter for the Audit Committee, a copy of which is posted on our website at ir.livedeal.com/governance-documents. The Audit Committee met four times during fiscal 2013.

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Compensation Committee. The purpose of the Compensation Committee is to (i) discharge the Board’s responsibilities relating to compensation of the Company’s directors and executives, (ii) produce an annual report on executive compensation for inclusion in the Company’s proxy statement, as necessary, and (iii) oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans. During fiscal 2013, former directors Thomas J. Clarke, Jr. and Greg A. LeClaire served on the Compensation Committee, as did John Kocmur, but all such directors resigned from the Board of Directors prior to the date of this filing. The Board anticipates that it will appoint at least two independent directors to fill such vacancies in the near future, but pending such appointments, the independent members of the Board of Directors have assumed responsibility for deciding the compensation of our executive officers. Each member of the committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC. In addition, each of the current members of the Compensation Committee is a “non-employee director” under Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board has adopted a charter for the Compensation Committee, a copy of which is posted on our website at ir.livedeal.com/governance-documents. The Compensation Committee met twice during fiscal 2013.

Compensation Committee Interlocks and Insider Participation. No member of the Compensation Committee was at any time during the past fiscal year an officer or employee of the Company, was formerly an officer of the Company or any of its subsidiaries, or had any employment relationship with the Company or any of its subsidiaries. No executive officer of LiveDeal has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of LiveDeal.

Corporate Governance and Nominating Committee. The purpose of the Corporate Governance and Nominating Committee is to (i) identify individuals who are qualified to become members of the Board, consistent with criteria approved by the Board, and to select, or to recommend that the Board select, the director nominees for the next annual meeting of stockholders or to fill vacancies on the board; (ii) develop and recommend to the Board a set of corporate governance principles applicable to our Company; and (iii) oversee the evaluation of the Board and our Company’s management. Mr. Butler (Chairman) currently serves on the Corporate Governance and Nominating Committee, and Mr. Clarke also served on the committee during fiscal 2013 prior to his resignation from the Board. The Board anticipates that it will appoint at least one additional independent director to fill the existing vacancy on the committee in the near future. Each member of the committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC. The Board has adopted a charter for the Corporate Governance and Nominating Committee, a copy of which is posted on our website at ir.livedeal.com/governance-documents. The Corporate Governance and Nominating Committee met once during fiscal 2013.

What are the procedures of the Corporate Governance and Nominating Committee in making nominations?

The Corporate Governance and Nominating Committee establishes and periodically reviews the criteria and qualifications for board membership and the selection of candidates to serve as directors of our Company. In determining whether to nominate a candidate for director, the Corporate Governance and Nominating Committee considers the following criteria, among others:

•	the candidate’s integrity and ethical character;

•	whether the candidate is “independent” under applicable SEC, NASDAQ and other rules;
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•	whether the candidate has any conflicts of interest that would materially impair his or her ability to exercise independent judgment as a member of the Board or otherwise discharge the fiduciary duties owed by a director to LiveDeal and our stockholders;

•	the candidate’s ability to represent all of our stockholders without favoring any particular stockholder group or other constituency of LiveDeal;

•	the candidate’s experience (including business experience relevant to LiveDeal and/or its industry), leadership qualities and commitment to devoting the amount of time required to be an active member of the Board and its committees; and

•	the committee’s desire to nominate directors from diverse business and personal backgrounds (although the Company does not have a specific policy regarding the consideration of diversity in identifying director nominees).

The committee has the authority to retain a search firm to identify director candidates and to approve any fees and retention terms of the search firm’s engagement, although the committee has not recently engaged such a firm.

Although the committee has not specified any minimum criteria or qualifications that each director must meet, the committee conducts its nominating process in a manner designed to ensure that the Board continues to meet applicable requirements under SEC and NASDAQ rules (including, without limitation, as they relate to the composition of the Audit Committee).

The Board is of the view that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, giving our Company the benefit of the familiarity and insight into our Company’s affairs that its directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body. Accordingly, the process of the Corporate Governance and Nominating Committee for identifying nominees reflects the practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the Board, who the committee believes will continue to make important contributions to the Board, and who consent to continue their service on the Board.

What are our policies and procedures with respect to director candidates who are nominated by security holders?

The Corporate Governance and Nominating Committee will consider director candidates recommended by our stockholders under criteria similar to those used to evaluate candidates nominated by the committee (including those listed above). In considering the potential candidacy of persons recommended by stockholders, however, the committee may also consider the size, duration and any special interest of the recommending stockholder (or group of stockholders) in LiveDeal’s common stock.

Stockholders who desire to recommend a nominee for election to the Board must follow the following procedures:

•	Recommendations must be submitted to the Company in writing, addressed to our Principal Financial Officer at the Company’s principal headquarters.

•	Recommendations must include all information reasonably deemed by the recommending stockholder to be relevant to the committee’s consideration, including (at a minimum):
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o	the name, address and telephone number of the potential candidate;

o	the number of shares of LiveDeal’s common stock owned by the recommending stockholder (or group of stockholders), and the time period for which such shares have been held;

o	if the recommending stockholder is not a stockholder of record according to the books and records of the Company, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the stockholder;

o	a statement from the recommending stockholder as to whether s/he has a good faith intention to continue to hold the reported shares through the date of LiveDeal’s next annual meeting (at which the candidate would be elected to the Board);

o	with respect to the recommended nominee:

▪	the information required by Item 401 of Regulation S-K (generally providing for disclosure of the name, address, any arrangements or understandings regarding the nomination and the five-year business experience of the proposed nominee, as well as information about the types of legal proceedings within the past five years involving the nominee);

▪	the information required by Item 403 of Regulation S-K (generally providing for disclosure regarding the proposed nominee’s ownership of securities of LiveDeal); and

▪	the information required by Item 404 of Regulation S-K (generally providing for disclosure of transactions in which LiveDeal was or is to be a participant involving more than $120,000 and in which the nominee had or will have any direct or indirect material interest and certain other types of business relationships with LiveDeal);

o	a description of all relationships between the proposed nominee and the recommending stockholder and any arrangements or understandings between the recommending stockholder and the nominee regarding the nomination;

o	a description of all relationships between the proposed nominee and any of LiveDeal’s competitors, customers, suppliers, labor unions or other persons with special interests regarding LiveDeal;

o	a description of the contributions that the nominee would be expected to make to the Board and the governance of LiveDeal; and

o	a statement as to whether, in the view of the stockholder, the nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of LiveDeal.

•	The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the Corporate Governance and Nominating Committee and other Board members and, if elected, to serve as a director of LiveDeal.
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•	A stockholder nomination must be received by LiveDeal, as provided above, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting.

•	If a recommendation is submitted by a group of two or more stockholders, the information regarding the recommending stockholders must be submitted with respect to each stockholder in the group (as the term group is defined under SEC regulations).

Does the Board have a policy on director attendance at the Annual Meeting?

The Board does not have a formal policy regarding director attendance at the Company’s annual meeting of stockholders, but all directors are encouraged to attend. All of our directors who were standing for re-election at our 2013 Annual Meeting attended that meeting, either in person or via teleconference. All directors standing for re-election this year anticipate attending the Annual Meeting, either in person or via teleconference.

How are our directors compensated?

Directors who are also employees of the Company (including Mr. Jon Isaac and Mr. Tony Isaac) do not receive any separate compensation in connection with their Board service. Our non-employee directors generally receive a $25,000 annual retainer, although we make different arrangements with certain of our non-employee directors from time to time. Our Lead Director (if any) and committee chairpersons generally receive an additional annual retainer (equal to $10,000 for the Lead Director and Audit Committee Chairman, and $5,000 for the chairpersons of the other committees). In the event that the Chairman of the Board is a non-employee director, we also pay such person an additional retainer. We reimburse directors for reasonable expenses related to their Board service. For more information about the compensation paid or provided to our directors during fiscal 2013, please refer to the “Director Compensation” section of this Proxy Statement.

Does the Company have a Code of Ethics?

We have adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of our Company, including the Chief Executive Officer and other principal financial and operating officers of the Company. The Code of Business Conduct and Ethics is posted on our website at ir.livedeal.com/governance-documents. If we make any amendment to, or grant any waivers of, a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller where such amendment or waiver is required to be disclosed under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on Form 8-K or on our website.

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APPROVAL OF LIVEDEAL, INC. 2014 OMNIBUS EQUITY INCENTIVE PLAN

(Proposal No. 2)

General

Subject to stockholder approval as required by NASDAQ Listing Rule 5635(c), on January 7, 2014 (the “Effective Date”), the Board adopted the LiveDeal, Inc. 2014 Omnibus Equity Incentive Plan (the “Plan”). The Plan is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to based officers, employees and directors of, and consultants and advisers to, the Company and its subsidiaries. The purpose of the Plan is to help us attract, motivate and retain such persons and thereby enhance shareholder value.

The Plan is designed to supersede and replace the Company’s Amended and Restated 2003 Stock Plan (the “2003 Plan”) and all other prior equity compensation plans or programs maintained by the Company (collectively the “Prior Plans”), provided that the Prior Plans shall remain in effect until all awards granted pursuant to the Prior Plans have been exercised, forfeited, canceled, expired or otherwise terminated in accordance with the terms of such awards. No future awards will be granted under any Prior Plan after the Effective Date and any awards granted under the Plan prior to stockholder approval shall be expressly conditioned upon stockholder approval.

Set forth below is a summary of the principal provisions of the Plan. The summary is qualified by reference to the full text of the Plan, which is attached to this Proxy Statement as Appendix A.

Administration

Upon effectiveness, the Plan will be administered by the Compensation Committee of the Board of Directors (the “Plan Committee”) consisting of persons who will each be (i) “Outside Directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, (ii) “non-employee directors” within the meaning of Rule 16b-3, or Non-Employee Directors, and (iii) “independent” for purposes of any applicable listing requirements; provided, however, that the Board of Directors or the Plan Committee may delegate to a committee of one or more members of the Board of Directors who are not (x) Outside Directors, the authority to grant awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award, or (B) persons with respect to whom we wish to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Plan Committee is eligible to receive an award under the Plan, such Plan Committee member shall have no authority hereunder with respect to his or her own award. Among other things, the Plan Committee has complete discretion, subject to the terms of the Plan, to determine the employees, non-employee directors and non-employee consultants to be granted an award under the Plan, the type of award to be granted, the number of ordinary shares subject to each award, the exercise price under each option and base price for each SAR (as defined below), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the ordinary shares underlying the award, and the required withholdings, if any. The Plan Committee is also authorized to construe the award agreements, and may prescribe rules relating to the Plan.

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Grant of Awards; Ordinary Shares Available for Awards

The Plan provides for the grant of awards which are distribution equivalent rights, incentive stock options, non-qualified stock options, performance stock, performance units, restricted ordinary shares, restricted stock units, stock appreciation rights SARs, tandem stock appreciation rights, unrestricted ordinary shares or any combination of the foregoing, to key management employees and non-employee directors of, and non-employee consultants of, the Company or any of its subsidiaries (each a “participant”) (however, solely Company employees or employees of its subsidiaries are eligible for awards which are incentive stock options). We have reserved a total of 1,800,000 ordinary shares for issuance as or under awards to be made under the Plan (after giving effect to the 3-for-1 forward stock split that was completed on February 11, 2014). To the extent that an award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder terminate, any ordinary shares subject to such award shall again be available for the grant of a new award.

The Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it is adopted by the Board of Directors (except as to awards outstanding on that date). The Board of Directors in its discretion may terminate the Plan at any time with respect to any ordinary shares for which awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a holder, without the consent of the holder, with respect to any award previously granted . The number of ordinary shares for which awards which are options or SARs may be granted to a participant under the Plan during any calendar year is limited to 600,000. For purposes of qualifying awards as “performance-based” compensation under Code Section 162(m), the maximum amount of cash compensation that may be paid to any Employee under the Plan in any single calendar year shall be $5,000,000.

Eligibility

Future new hires, non-employee directors and additional non-employee consultants are eligible to participate in the Plan as well. The number of awards to be granted to officers, non-employee directors, employees and non-employee consultants cannot be determined at this time as the grant of awards is dependent upon various factors such as hiring requirements and job performance.

Types of Awards Available Under Plan

Options

The term of each stock option shall be as specified in the option agreement; provided, however, that except for stock options which are incentive stock options (“ISOs”), granted to an employee who owns or is deemed to own (by reason of the attribution rules applicable under Code Section 424(d)) more than 10% of the combined voting power of all classes of our ordinary shares or the capital stock of our subsidiaries (a “ten percent shareholder”), no option shall be exercisable after the expiration of ten (10) years from the date of its grant (five (5) years for an employee who is a ten percent shareholder).

The price at which an ordinary share may be purchased upon exercise of a stock option shall be determined by the Plan Committee; provided, however, that such option price (i) shall not be less than the fair market value of an ordinary share on the date such stock option is granted, and (ii) shall be subject to adjustment as provided in the Plan. The Plan Committee or the board of directors shall determine the time or times at which or the circumstances under which a stock option may be exercised in whole or in part, the time or times at which options shall cease to be or become exercisable following termination of the stock option holder’s employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, and the methods by or forms in which ordinary shares will be delivered or deemed to be delivered to participants who exercise stock options.

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Options which are ISOs shall comply in all respects with Section 422 of the Code. In the case of ISOs granted to a ten percent shareholder, the per share exercise price under such ISO (to the extent required by the Code at the time of grant) shall be no less than 110% of the fair market value of a share on the date such ISO is granted. ISOs may only be granted to employees of the Company or one of its subsidiaries. In addition, the aggregate fair market value of the shares subject to an ISO (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any option which specifies that it is not intended to qualify as ISOs or any option that fails to meet the requirement of an ISO at any point in time will automatically be treated as a nonqualified option (“NQSO”) under the terms of the Plan.

Restricted Stock Awards

A restricted stock award is a grant or sale of ordinary shares to the participant, subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Committee or the board of directors may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Committee or the board of directors may determine at the date of grant or purchase or thereafter. Except to the extent restricted under the terms of the Plan and any agreement relating to the restricted stock award, a participant who is granted or has purchased restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Committee or the Board of Directors or in the award agreement). During the restricted period applicable to the restricted shares, subject to certain exceptions, the restricted stock may not be sold, transferred, pledged, hypothecated, or otherwise disposed of by the participant.

Unrestricted Stock Awards

An unrestricted stock award is the award of ordinary shares which are not subject to transfer restrictions. Pursuant to the terms of the applicable unrestricted stock award agreement, a holder may be awarded (or sold) ordinary shares which are not subject to transfer restrictions, in consideration for past services rendered thereby to us or an affiliate or for other valid consideration.

Restricted Stock Unit Awards

A restricted stock unit award provides for a cash payment to be made to the holder upon the satisfaction of predetermined individual service-related vesting requirements, based on the number of units awarded to the holder. The Plan Committee shall set forth in the applicable restricted stock unit award agreement the individual service-based or performance-based vesting requirement which the holder would be required to satisfy before the holder would become entitled to payment and the number of units awarded to the Holder. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a restricted stock unit shall be entitled to receive a cash payment equal to the fair market value of an ordinary share, or one (1) ordinary share, as determined in the sole discretion of the Plan Committee and as set forth in the restricted stock unit award agreement, for each restricted stock unit subject to such restricted stock unit award, if and to the extent the applicable vesting requirement is satisfied. Such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the restricted stock unit first becomes vested, unless otherwise structured to comply with Code Section 409A.

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Performance Unit Awards

A performance unit award provides for a cash payment to be made to the holder upon the satisfaction of predetermined individual and/or Company performance goals or objectives, based on the number of units awarded to the holder. The Plan Committee shall set forth in the applicable performance unit award agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the holder and/or Company would be required to satisfy before the holder would become entitled to payment, the number of units awarded to the holder and the dollar value assigned to each such unit. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a performance unit shall be entitled to receive a cash payment equal to the dollar value assigned to such unit under the applicable performance unit award agreement if the holder and/or Company satisfy (or partially satisfy, if applicable under the applicable performance unit award agreement) the performance goals and objectives set forth in such performance unit award agreement. If achieved, such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate, unless otherwise structured to comply with Code Section 409A.

Performance Stock Awards

A performance stock award provides for distribution of ordinary shares to the holder upon the satisfaction of predetermined individual and/or Company goals or objectives. The Plan Committee shall set forth in the applicable performance stock award agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the holder and/or Company would be required to satisfy before the holder would become entitled to the receipt of ordinary shares pursuant to such holder’s performance stock award and the number of shares of ordinary shares subject to such performance stock award. The vesting restrictions under any performance under award shall constitute a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such ordinary shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of our fiscal year to which such goals and objectives relate, unless otherwise structured to comply with Code Section 409A. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a performance stock award shall have no rights as a stockholder until such time, if any, as the holder actually receives ordinary shares pursuant to the performance stock award.

Distribution Equivalent Rights

A distribution equivalent right entitles the holder to receive bookkeeping credits, cash payment and/or ordinary share distributions equal in amount to the distributions that would be made to the holder had the holder held a specified number of ordinary shares during the period the holder held the distribution equivalent rights. The Plan Committee shall set forth in the applicable distribution equivalent rights award agreement the terms and conditions, if any, including whether the holder is to receive credits currently in cash, is to have such credits reinvested (at fair market value determined as of the date of reinvestment) in additional ordinary shares or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such award becomes vested, the distribution of such cash or ordinary shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the holder’s interest in the award vests, unless otherwise structured to comply with Code Section 409A.

Distribution equivalent rights awards may be settled in cash or in ordinary shares, as set forth in the applicable distribution equivalent rights award agreement. A distribution equivalent rights award may, but need not be, awarded in tandem with another award other than an Option or SAR award, whereby, if so awarded, such distribution equivalent rights award shall terminate or be forfeited by the holder, as applicable, under the same conditions as under such other award. The distribution equivalent rights award agreement for a distribution equivalent rights award may provide for the crediting of interest on a distribution rights award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest was credited), at a rate set forth in the applicable distribution equivalent rights award agreement, on the amount of cash payable thereunder.

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Stock Appreciation Rights

A SAR provides the participant to whom it is granted the right to receive, upon its exercise, the excess of (A) the fair market value of the number of ordinary shares subject to the SAR on the date of exercise, over (B) the product of the number of ordinary shares subject to the SAR multiplied by the base value under the SAR, as determined by the Plan Committee or the board of directors. The base value of a SAR shall not be less than the fair market value of an ordinary share on the date of grant. If the Plan Committee grants a stock appreciation right which is intended to be a tandem SAR, additional restrictions apply.

Recapitalization or Reorganization

Subject to certain restrictions, the Plan provides for the adjustment of ordinary shares underlying awards previously granted if, and whenever, prior to the expiration or distribution to the holder of ordinary shares underlying an award theretofore granted, we shall effect a subdivision or consolidation of our ordinary shares or the payment of a stock dividend on ordinary shares without receipt of consideration by us. If we recapitalize or otherwise change our capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted award, the holder shall be entitled to receive (or entitled to purchase, if applicable) under such award, in lieu of the number of ordinary shares then covered by such award, the number and class of shares and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the holder had been the holder of record of the number of ordinary shares then covered by such award.

The Plan also provides for the adjustment of shares underlying awards previously granted by the Board of Directors in the event of changes to the outstanding ordinary shares by reason of extraordinary cash dividend, reorganization, mergers, consolidations, combinations, split ups, spin offs, exchanges or other relevant changes in capitalization occurring after the date of the grant of any award, subject to certain restrictions.

Amendment and Termination

The Plan shall continue in effect, unless sooner terminated pursuant to its terms, until the tenth (10th) anniversary of the date on which it is adopted by the Board of Directors (except as to awards outstanding on that date). The Board of Directors may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a holder with respect to any award theretofore granted without the consent of the holder.

The Board of Directors shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of our stockholders at which a quorum representing a majority of our ordinary shares entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to holders, (ii) except as otherwise expressly provided in the Plan, materially increase the number of ordinary shares subject to the Plan or the individual award agreements, (iii) materially modify the requirements for participation, or (iv) amend, modify or suspend certain repricing prohibitions or amendment and termination provisions as specified therein. In addition, no change in any award theretofore granted may be made which would materially and adversely impair the rights of a holder with respect to such award without the consent of the holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code or to cause the Plan and or Award to be exempt from or comply with Section 409A of the Code).

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New Plan Benefits

Benefits under the Plan will depend on the Plan Committee’s actions and the fair market value of the Company’s stock at various future dates. Consequently, it is not possible to determine the future benefits that will be received by Plan participants. As of the effective date of the Plan, no awards had been granted under the Plan.

Certain U.S. Federal Income Tax Consequences of the Plan

The following is a general summary of certain U.S. federal income tax consequences under current tax law to the Company (to the extent it is subject to U.S. federal income taxation on its net income) and to participants in the Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”), of stock options which are ISOs, or stock options which are not ISOs, or NQSOs, restricted stock, SARs, dividend equivalent rights, restricted stock units, performance stock, performance units and unrestricted stock awards. It does not purport to cover all of the special rules that may apply, including special rules relating to limitations on our ability to deduct certain compensation, special rules relating to deferred compensation, golden parachutes, participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously – acquired ordinary shares. This summary assumes that U.S. Participants will hold their ordinary shares as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the foreign, state or local income or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the Plan, or ordinary shares issued pursuant thereto. Participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the Plan or ordinary shares issued thereto pursuant to the Plan.

A U.S. Participant generally does not recognize taxable income upon the grant of an NQSO if structured to be exempt from or company with Code Section 409A. Upon the exercise of an NQSO, the U.S. Participant generally recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the ordinary shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the U.S. Participant later sells ordinary shares acquired pursuant to the exercise of an NQSO, the U.S. Participant recognizes a long-term or short-term capital gain or loss, depending on the period for which the ordinary shares were held thereby. A long-term capital gain is generally subject to more favorable tax treatment than ordinary income or a short-term capital gain. The deductibility of capital losses is subject to certain limitations.

A U.S. Participant generally does not receive taxable income upon the grant of an ISO and, if the U.S. Participant disposes of the ordinary shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the ordinary shares to the U.S. participant, the U.S. Participant generally recognizes a long-term capital gain or loss, and we will not be entitled to a deduction. However, if the U.S. Participant disposes of such ordinary shares prior to the end of either of the required holding periods, the ISO will convert to a NQSO and the U.S. Participant’s gain will be treated as ordinary income, and the Company will generally be entitled to deduct such amount. For purposes of the U.S. alternative minimum tax (“AMT”), which is payable to the extent it exceeds the U.S. Participant’s regular income tax, upon the exercise of an ISO, the excess of the fair market value of the ordinary shares subject to the ISO over the exercise price is a preference items for AMT purposes.

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A U.S. Participant generally does not recognize income upon the grant of a SAR. The U.S. Participant recognizes ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and we will generally be entitled to a deduction for such amount.

A U.S. Participant generally does not recognize income on the receipt of a performance stock award, performance unit award, restricted stock unit award, unrestricted stock award or dividend equivalent rights award until a cash payment or a distribution of ordinary shares is received thereby. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the ordinary shares or cash received over any amount paid for the ordinary shares thereby, and Company will generally be entitled to deduct such amount at such time.

A U.S. Participant who receives a restricted stock award generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such ordinary shares at the time the restriction lapses over any amount paid thereby for the ordinary shares. Alternatively, the U.S. Participant may elect to be taxed on the fair market value of such ordinary shares at the time of this grant. The Company will generally be entitled to a deduction at the same time and in the same amount as the income is required to be included by the U.S. Participant.

Vote Required

The LiveDeal, Inc. 2014 Omnibus Equity Incentive Plan will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not be deemed a vote cast or affect the outcome of the proposal (assuming a quorum is present).

The Board recommends a vote FOR approval of the
LiveDeal, Inc. 2014 Omnibus Equity Incentive Plan.

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APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF
INCORPORATION (INCREASE IN AUTHORIZED COMMON STOCK)

(Proposal No. 3)

General

On January 7, 2014, the Board unanimously (i) adopted a proposed amendment to the Company’s Amended and Restated Articles of Incorporation, increasing the number of shares of common stock authorized for issuance by the Company from 30,000,000 shares (after giving effect to the 3-for-1 forward stock split that was completed on February 11, 2014) to 60,000,000 shares, and (ii) declared the advisability of the proposed amendment and recommended that the Company’s stockholders vote to approve it at the Annual Meeting, as required by Section 78.390 of the Nevada Revised Statutes.

Background

The Board believes that the increase in the number of authorized shares of common stock is in the best interests of the Company and will provide the Company with available shares that may be issued for various corporate purposes, including equity financings, acquisitions, stock dividends, stock options and warrants. The Board also believes that the increase in the number of authorized shares of common stock will enable the Company to benefit from market conditions and any favorable financing opportunities in the future without further delay and expense to the Company.

Text of Proposed Amendment

The full text of the proposed amendment is as follows (the language set forth below would supersede and replace Article 2 of our existing Amended and Restated Articles of Incorporation, as amended, in its entirety):

Capital Stock.  The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value, $0.001. The second class of stock shall be Preferred Stock, par value $0.001. This Corporation is authorized to issue 60,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

Effects of Proposed Amendment

If the proposed amendment is approved by the Company’s stockholders at the Annual Meeting, the Company will file an amendment or Certificate of Change, as applicable, to our Amended and Restated Articles of Incorporation. Such amendment or Certificate of Change will become effective upon filing with the Secretary of State of the State of Nevada, which is expected to take place promptly after the Annual Meeting if this proposal is approved by our stockholders. The amendment will not change the number of shares of Preferred Stock that the Company is authorized to issue, nor will it have any direct impact on holders of our issued and outstanding Series E Preferred Stock. To the extent that additional shares of our common stock will be available for issuance in the discretion of our Board of Directors if this proposal is approved, our existing stockholders could be diluted in the future.

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No Existing Agreement(s) to Issue Newly Authorized Shares

The Company has not entered into any specific agreements, nor does it have or anticipate any immediate plans, proposals or arrangements, to issue any of the shares of common stock that will be newly authorized if this proposal is approved.  Notwithstanding the foregoing, the Company may issue an undetermined number of shares of common stock in the future (subject to the applicable limitations set forth in the Amended and Restated Articles of Incorporation), including but not limited to (i) pursuant to the convertible note transaction described in this Proxy Statement (see Proposal No. 4), and (ii) under the Company’s shelf Registration Statement on Form S-3 (File No. 333-193971), registering up to $50,000,000 in any combination of its common stock, preferred stock, debt securities, warrants or units, to be offered and sold from time to time in one or more offerings, which was declared effective by the SEC on April 10, 2014.

Vote Required

The proposed amendment to the Company’s Amended and Restated Articles of Incorporation increasing the number of shares of common stock authorized for issuance by the Company, from 30,000,000 shares (after giving effect to the 3-for-1 forward stock split that was completed on February 11, 2014) to 60,000,000 shares, will be approved pursuant to Section 78.390 of the Nevada Revised Statutes if a majority of the voting power of the Company votes in favor of the amendment. Accordingly, more than 50% of the shares of common stock issued and outstanding as of the record date must be voted in favor of this approval for it to be approved. A properly executed proxy marked “ABSTAIN” with respect to such matter will have the same effect as a vote “AGAINST” the proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will also have the same effect as a vote “AGAINST” the proposal.

The Board recommends that stockholders vote FOR approval of the proposed amendment to the Company’s Amended and Restated Articles of Incorporation.

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APPROVAL OF CONVERTIBLE NOTE TRANSACTION

(Proposal No. 4)

General

On January 7, 2014, the Company entered into a Note Purchase Agreement (“Purchase Agreement”) with Kingston Diversified Holdings LLC (the “Investor”), pursuant to which the Investor agreed to purchase for cash up to $5,000,000 in aggregate principal amount of the Company’s Convertible Notes (“Notes”). The Purchase Agreement and the Notes, which are unsecured, provide that all amounts payable by the Company to the Investor under the Notes will be due and payable on the second (2nd) anniversary of the date of the Purchase Agreement (the “Maturity Date”).

Background on Stockholder Approval Requirement

We are subject to the NASDAQ Stock Market’s Listing Rules because the Company’s common stock is currently listed on the NASDAQ Capital Market. Pursuant to NASDAQ Listing Rule 5635(d), stockholder approval is required prior to the Company’s issuance of securities in connection with a transaction other than a public offering involving: (i) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial stockholders of the Company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

As described in more detail below, the transactions contemplated by the Purchase Agreement and the Notes involve the potential issuance by the Company of up to $5,000,000 in aggregate principal amount of Notes. If all such Notes are issued by the Company and subsequently converted into shares of our common stock, and if the corresponding Contingent Warrants (as defined below) issued by the Company upon such conversion(s) are exercised by the Investor, such transactions could result in the sale and issuance of common stock equal to 20% or more of the common stock outstanding before the date of the Purchase Agreement for less than the greater of book or market value of the common stock. Therefore, we are seeking stockholder approval of the Purchase Agreement, the Notes and the transactions contemplated thereby at the Annual Meeting. On January 7, 2014, the Board unanimously declared the advisability of the Purchase Agreement, the Notes and the transactions contemplated thereby, and recommended that the Company’s stockholders vote to approve such transactions as contemplated by NASDAQ Listing Rule 5635(d).

Overview of Transaction

Set forth below is a summary of the principal provisions of the Purchase Agreement and the Notes. The summary is qualified by reference to the full text of the Purchase Agreement and the Notes, which are attached to this Proxy Statement as Appendix B (the form of Note is included as Exhibit A to the Purchase Agreement). All share amounts and per share prices reflect the impact of the 3-for-1 forward stock split that was completed on February 11, 2014.

•	Either the Company or the Investor will have the right to cause the sale and issuance of Notes pursuant to the Purchase Agreement, provided that NASDAQ’s approval of the Purchase Agreement and transactions contemplated thereby is a condition precedent to each party’s right to cause any borrowings to occur under the Purchase Agreement.
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•	Each Note must be in a principal amount of at least $100,000.

•	The Notes are issuable at a 5% discount and will accrue interest at an annual interest rate equal to 8%. All interest will be payable on the Maturity Date or upon the conversion of the applicable Note.

•	The Company has the option to prepay each Note, in whole or in part, at any time without premium or penalty.

•	Either the Company or the Investor may elect at any time on or before the Maturity Date to convert the principal and accrued but unpaid interest due under any Note into shares of the Company’s common stock. The conversion price applicable to any such conversion will be an amount equal to 70% of the lesser of: (i) the closing bid price of the common stock on the date of the Purchase Agreement (i.e., $3.12 per share); or (ii) the 10-day volume weighted average closing bid price for the common stock, as listed on NASDAQ for the 10 business days immediately preceding the date of conversion (the “Average Price”); provided, however, that in no event will the Average Price per share be less than $0.33. For example, if the Average Price is $0.20 per share, then for purposes of calculating the conversion price, the Average Price per share would be $0.33 per share instead of $0.20 per share.

•	If either party elects to convert all or any portion of any Note, the Company must issue to the Investor on the date of the conversion a warrant (“Contingent Warrant”) to purchase a number of shares of the Company’s common stock equal to the number of shares issuable upon conversion. This number of shares is subject to adjustment in the event of stock splits or combinations, stock dividends, certain pro rata distributions, and certain fundamental transactions. Each Contingent Warrant will be exercisable for a period of five (5) years following the date of its issuance at an exercise price equal to 110% of the conversion price of the applicable Note (with the exercise price being subject to adjustment under the same conditions as the number of shares for which the warrant is exercisable). The Contingent Warrants provide that they may be exercised in whole or in part and include a cashless exercise feature.

•	The Notes provide that, upon the occurrence of any Event of Default, all amounts payable to the Investor will become immediately due and payable without any demand or notice. The events of default (“Events of Default”) which trigger the acceleration of the Notes include (among other things): (i) the Company’s failure to make any payment required under the Notes when due (subject to a three-day cure period), (ii) the Company’s failure to comply with its covenants and agreements under the Purchase Agreement, the Notes and any other transaction documents, and (iii) the occurrence of a change of control with respect to the Company.

•	The Company (i) is required to provide certain financial and other information to the Investor from time to time, (ii) must maintain its corporate existence, business, assets, properties, insurance and records in accordance with the requirements set forth in the Purchase Agreement, (iii) with certain exceptions, must not incur or suffer to exist any liens or other encumbrances with respect to the Company’s property or assets, (iv) must not make certain loans or investments except in compliance with the terms of the Purchase Agreement, and (v) must not enter into certain types of transactions, including dispositions of its assets or business.
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•	The Company agreed to use commercially reasonable efforts to obtain, as promptly as practicable, any approvals of the Company’s stockholders required under applicable law or NASDAQ Listing Rules in connection with the transactions contemplated by the Purchase Agreement. Unless and until any such stockholder approvals are obtained, in no event will the Investor be entitled to convert any Notes and/or exercise any Contingent Warrants to the extent that any such conversion or exercise would result in the Investor acquiring in such transactions a number of shares of the Company’s common stock exceeding 19.99% of the number of shares of common stock issued and outstanding immediately prior to the Company’s entry into the Purchase Agreement.

•	The Investor will be entitled to certain anti-dilution adjustments if the Company issues shares of its common stock at a lower price per share than the applicable conversion price for any Note(s) issued pursuant to the Purchase Agreement. If any such dilutive issuance occurs prior to the conversion of one or more Notes, the conversion price for such Note(s) will be adjusted downward pursuant to its terms (subject to a floor of $0.23 per share). If any such dilutive issuance occurs after the conversion of one or more Notes, the Investor will be entitled to be issued additional shares of common stock for no consideration, and to an adjustment of the exercise price payable under the applicable Contingent Warrant(s). With respect to each Note actually issued pursuant to the Purchase Agreement, the Investor’s anti-dilution rights will expire two (2) years following the date of issuance.

•	The Company intends to use any proceeds generated by its issuance and sale of Notes and/or shares of common stock issued upon exercise of the Contingent Warrants for working capital, potential acquisitions and general corporate purposes.

The Convertible Note Purchase Agreement

This section of the Proxy Statement describes certain material provisions of the Purchase Agreement but does not purport to describe all of the terms of the Purchase Agreement. A copy of the Purchase Agreement is attached to this Proxy Statement as Appendix B.  We urge you to read the full text of the Purchase Agreement, because that is the legal document that governs the issuance of Notes to the Investor.  This section of the Proxy Statement is not intended to provide you with any other factual information about us.  Such information can be found elsewhere in this Proxy Statement and in the public filings we make with the SEC, as described below in this Proxy Statement.

As discussed above, LiveDeal and the Investor entered into the Purchase Agreement in the form attached hereto as Appendix B. Pursuant to the Purchase Agreement, the Investor agreed to purchase for cash up to $5,000,000 in aggregate principal amount of Notes in the form attached to the Purchase Agreement as Exhibit A. Further, pursuant to the Purchase Agreement and in connection with the conversion of any Note, LiveDeal agreed to issue to the Investor five-year warrants in the form attached to the Purchase Agreement as Exhibit B. Additional information about the terms of the Notes and the warrants is set forth below.

The Purchase Agreement contains customary representations and warranties made by LiveDeal to the Investor, including (without limitation) with respect to the following matters:

•	the absence of an Event of Default (as defined below) as of the date of the Purchase Agreement;

•	the Company’s organizational documents, existence, qualification, power and authority;
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•	the Company’s due execution and delivery of the Transaction Documents (as defined in the Purchase Agreement);

•	the absence of certain conflicts or violations under LiveDeal’s or its subsidiaries’ organizational documents, contracts, instruments or law, and required consents and approvals;

•	the enforceability of the Transaction Documents;

•	the absence of certain types of litigation, proceedings and/or investigations; and

•	the preparation and presentation of the Company’s financial statements.

In addition, LiveDeal has agreed to the following affirmative covenants (and in certain cases, has agreed to cause it subsidiaries to be bound by such affirmative covenants):

•	within 90 days after the end of each fiscal year, to provide audited consolidated and unaudited consolidating balance sheets as of the close of such fiscal year, and audited consolidated and unaudited consolidating statements of income and retained earnings and cash flows for such fiscal year;

•	within 45 days after the end of each fiscal quarter, to provide certified unaudited consolidated and consolidating balance sheets as of the last day of such quarter and unaudited consolidated and consolidating statements of income and retained earnings and cash flows for such quarter and for the period from the beginning of the fiscal year to the end of such quarter;

•	to maintain its separate corporate, limited liability company or partnership existence (as applicable) and its qualification and good standing in all applicable states, and carry on business of the same general types presently conducted;

•	to maintain insurance to such extent and covering such risks as shall be required by law or by any agreement, and in any event, insurance with such limits and covering such risks as is customary for companies engaged in the same or a similar business in the same general areas;

•	to provide such information concerning operations as the Investor may from time to time reasonably request in writing, and permit representatives of the Investor full and free access during normal business hours to its management personnel, properties, books and records;

•	to allow the members of management, directors and officers, and independent accountants to discuss the affairs, finances and business with the Investor;

•	to notify the Investor of: (i) any litigation, proceeding, investigation or claim that relates in whole or in part to the Transaction Documents; (ii) any legal proceeding, investigation or claim against or, after LiveDeal becomes aware of the same, affecting LiveDeal or any subsidiary that can reasonably be expected to materially adversely affect the financial condition or business of, or to result in a material liability of or judgment or order against, LiveDeal and its subsidiaries (taken as a whole), whether or not covered by insurance; or (iii) the occurrence or claimed occurrence of an Event of Default;
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•	to pay its debts, obligations and taxes when due;

•	to maintain, keep and preserve all of its properties;

•	to keep proper books and records in accordance with generally accepted accounting principles; and

•	to comply with applicable laws, rules, regulations, orders and/or other governmental requirements.

In addition, LiveDeal has agreed that, except as consented to in writing by the Investor or as specifically and expressly required or permitted by the Purchase Agreement, it will not, and will not cause or permit its subsidiaries to:

•	contract, create, incur, assume or suffer to exist, any mortgage, pledge, security interest, lien or other charge or encumbrance of any kind (including the charge upon property purchased under any conditional sale or other title retention agreement) upon or with respect to any of its or their property or assets;

•	lend money or credit, or make or permit to be outstanding loans or advances, to any person, firm or corporation or other enterprise;

•	wind up, liquidate its affairs or dissolve, or enter into any transaction of merger or consolidation;

•	convey, sell, lease or otherwise dispose of all or (except inventory sold in the ordinary course of business) any substantial part of its assets or properties;

•	purchase, acquire or lease any property from, or sell, transfer or lease any property to any Affiliate (as defined in the Purchase Agreement); or

•	terminate or withdraw from any plan defined in Section 4021(a) of ERISA in respect of which LiveDeal or any of its subsidiaries is an “employer” or a “substantial employer” as defined in Sections 3(5) and 4001(a)(2) of ERISA, respectively, so as to result in any material liability of LiveDeal or any of its subsidiaries to the PBGC pursuant to Subtitle A of Title IV of ERISA or material liability of LiveDeal or any of its subsidiaries to such plan.

The following actions by LiveDeal constitute an “Event of Default” under the Purchase Agreement (and, by reference to the Purchase Agreement, under the Notes):

•	the failure to pay (i) any principal of any Note when such amount becomes due in accordance with the terms thereof, or (ii) any interest on any Note or any other payment of money required to be made to the Investor, within three (3) days after such amount becomes due;

•	any false, inaccurate, or misleading representation or warranty made by LiveDeal, any of its subsidiaries, or by its accountants or officers in the Purchase Agreement or in any certificate, agreement or instrument executed and delivered to the Investor;
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•	the default in the performance of any term, covenant, agreement, condition, undertaking or provision of the Transaction Documents or any other agreement or instrument executed and delivered in connection with the transactions contemplated in the Purchase Agreement, and such default is not cured or waived within 30 days after LiveDeal receives notice of such default from the Investor or from a third party;

•	LiveDeal fails to pay any principal of or interest on any of its material indebtedness for a period longer than the grace period, if any;

•	the occurrence of a Change of Control Transaction (as defined in the Purchase Agreement);

•	(i) the entry of one or more final judgments, decrees or orders entered against LiveDeal or any of its subsidiaries involving in the aggregate a liability of $100,000 (unless vacated, paid or discharged, dismissed, or stayed within 60 days from the entry thereof); (ii) the levying of any warrant of attachment, execution or other writ upon any property or assets of LiveDeal or any of its subsidiaries (unless dismissed, stayed or otherwise vacated within 60 days); (iii) all or any substantial part of the assets or properties of LiveDeal or any of its subsidiaries are condemned, seized or appropriated by any government or governmental authority; or (iv) the entry of any order in any proceeding directing the winding up, dissolution or split-up of LiveDeal or any of its subsidiaries;

•	the occurrence of any event of a type described in Section 4043(b) of ERISA with respect to, or any proceedings are instituted by the PBGC to have a trustee appointed to administer or to terminate, any plan referred to in the Purchase Agreement, of LiveDeal or any of its subsidiaries, which event or institution of proceedings is, in the reasonable opinion of the Investor, reasonably likely to result in a termination of such plan and to have a material adverse effect upon the business, operations, assets or financial condition of LiveDeal and its subsidiaries as a consolidated entity, or the appointment of a trustee by a United States District Court to administer any such plan with vested unfunded liabilities that are material in relation to the business operations, assets or financial condition of LiveDeal and its subsidiaries as a consolidated entity;

•	LiveDeal:

o	commences any case, proceeding or other action (i) under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization, seeking to adjudicate it bankrupt or insolvent, seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets;

o	is the debtor named in any other case, proceeding or other action of a nature referred to above which results in the entry of an order for relief or any such adjudication or appointment or remains undismissed, undischarged or unbonded for a period of 60 days;

o	takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence to, any order, adjudication or appointment of a nature referred to above;
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o	shall generally not be paying, shall be unable to pay, or shall admit in writing its inability to pay its debts as they become due; or

o	shall make a general assignment for the benefit of its creditors; or

•	if any of the Transaction Documents ceases to be in full force and effect or is declared to be null and void, or LiveDeal contests the validity or enforceability of any Transaction Document in writing or denies that it has any further liability under any Transaction Document to which it is party, or gives notice to such effect.

The Convertible Notes

Pursuant to the Purchase Agreement, up to $5,000,000 in aggregate principal amount of Notes may be issued and sold to the Investor from time to time during the two-year period after NASDAQ approval of the transactions contemplated by the Purchase Agreement and the Notes; provided, however, that each Note must be in a principal amount of at least $100,000. Following NASDAQ approval, either the Company or the Investor will have the right to cause the sale and issuance of Notes pursuant to the Purchase Agreement. The Notes are issuable at a 5% discount and will accrue interest at an annual interest rate equal to 8%. All interest will be payable on the Maturity Date or upon the conversion of the applicable Note. Set forth below is a summary of certain material terms of the Notes. For more information, refer to Exhibit A attached to the Purchase Agreement (Appendix B to this Proxy Statement).

Maturity

The Notes are unsecured and, unless otherwise converted, mature on the Maturity Date, at which time all outstanding principal and accrued but unpaid interest will be due and payable. No installments of principal or interest will be due prior to the Maturity Date absent an Event of Default.

Interest

Interest accrues on the Notes at a rate equal to 8% per annum, which shall be payable upon the Maturity Date unless otherwise converted.

Prepayment

LiveDeal may prepay the principal of the Notes, together with accrued but unpaid interest, in whole or in part, at any time without premium or penalty.

Conversion; Issuance of Contingent Warrants

Either the Company or the Investor may elect at any time on or before the Maturity Date to convert the principal and accrued but unpaid interest due under any Note into shares of the Company’s common stock. The conversion price applicable to any such conversion will be an amount equal to 70% of the lesser of: (i) the closing bid price of the common stock on the date of the Purchase Agreement (i.e., $3.12 per share); or (ii) the 10-day volume weighted average closing bid price for the common stock, as listed on NASDAQ for the 10 business days immediately preceding the date of conversion (the “Average Price”); provided, however, that in no event will the Average Price per share be less than $0.33. For example, if the Average Price is $0.20 per share, then for purposes of calculating the conversion price, the Average Price per share would be $0.33 per share instead of $0.20 per share.

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The conversion feature of the Notes, as described above, is expressly subject to stockholder approval of the Purchase Agreement, Note and transactions contemplated thereby, and will not be exercisable unless and until such stockholder approval is obtained.

Events of Default

The occurrence of any Event of Default under the Purchase Agreement shall constitute an “Event of Default” under each Convertible Note. Upon the occurrence of any Event of Default, the Investor may exercise all rights and remedies available to it under any or all of the Transaction Documents, including accelerating the entire outstanding balance of the principal and accrued and unpaid interest.

The Contingent Warrants

If either party elects to convert all or any portion of any Note, the Company must issue to the Investor on the date of the conversion a warrant (“Contingent Warrant”) to purchase a number of shares of the Company’s common stock equal to the number of shares issuable upon conversion. This number of shares is subject to adjustment in the event of stock splits or combinations, stock dividends, certain pro rata distributions, and certain fundamental transactions. Each Contingent Warrant will be exercisable for a period of five (5) years following the date of its issuance at an exercise price equal to 110% of the conversion price of the applicable Note (with the exercise price being subject to adjustment under the same conditions as the number of shares for which the warrant is exercisable). The Contingent Warrants provide that they may be exercised in whole or in part and include a cashless exercise feature. For more information, refer to Exhibit B attached to the Purchase Agreement (Appendix B to this Proxy Statement).

Certain Limitations Pending Stockholder Approval of Transaction; Anti-Dilution Adjustments

The Company agreed to use commercially reasonable efforts to obtain, as promptly as practicable, any approvals of the Company’s stockholders required under applicable law or NASDAQ Listing Rules in connection with the transactions contemplated by the Purchase Agreement. Unless and until any such stockholder approvals are obtained, in no event will the Investor be entitled to convert any Notes and/or exercise any Contingent Warrants to the extent that any such conversion or exercise would result in the Investor acquiring in such transactions a number of shares of the Company’s common stock exceeding 19.99% of the number of shares of common stock issued and outstanding immediately prior to the Company’s entry into the Purchase Agreement.

The Investor will be entitled to certain anti-dilution adjustments if the Company issues shares of its common stock at a lower price per share than the applicable conversion price for any Note(s) issued pursuant to the Purchase Agreement. If any such dilutive issuance occurs prior to the conversion of one or more Notes, the conversion price for such Note(s) will be adjusted downward pursuant to its terms (subject to a floor of $0.23 per share). If any such dilutive issuance occurs after the conversion of one or more Notes, the Investor will be entitled to be issued additional shares of common stock for no consideration, and to an adjustment of the exercise price payable under the applicable Contingent Warrant(s). With respect to each Note actually issued pursuant to the Purchase Agreement, the Investor’s anti-dilution rights will expire two (2) years following the date of issuance.

Effects of the Transaction

Pursuant to the Purchase Agreement, the Notes and the Contingent Warrants, we may issue in the future a substantial number of shares of common stock, resulting in a potentially material increase in the total number of shares of our common stock issued and outstanding. Such issuances would dilute our existing stockholders. The extent of such dilution (if any) will depend on a number of factors, including (without limitation) (i) the actual principal amount of Notes actually issued pursuant to the Purchase Agreement, (ii) the extent to which such Notes are converted into shares of our common stock (and the conversion price at which such conversions, if any, occur), and (iii) the extent to which any Contingent Warrants issued to the Investor in connection with such conversions (if any) are ultimately exercised for shares of common stock.

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Assuming for illustrative purposes only that (i) all $5,000,000 in aggregate principal amount of Notes are actually issued pursuant to the Purchase Agreement for $4,750,000 in cash (after giving effect to the 5% discount provided for therein), (ii) all such Notes (without taking into account any accrued interest) are converted into shares of our common stock at the assumed conversion prices set forth below, and (iii) all Contingent Warrants issued to the Investor in connection with such conversions are exercised for cash, the Company would receive aggregate cash proceeds of $10,250,000 (less any interest paid under the terms of the Notes) and the following numbers of shares would be issued to the Investor:

Assumed “Average Price” of Common Stock (1)	Conversion Price Per Share (70% of Average Price)	No. Shares Issued to Investor (2)	% of Issued and Outstanding Shares (3)
$3.12 (maximum)	$2.18	4,578,755	25.3%
$1.73 (mid-point)	$1.21	8,281,573	38.1%
$0.33 (minimum)	$0.23	43,390,043	76.3%

(1)	Pursuant to the Purchase Agreement, the “Average Price” used to calculate the applicable conversion price of the Notes cannot exceed $3.12 per share or be less than $0.33 per share.

(2)	Actual issuances would never exceed the number of shares of common stock authorized for issuance by the Company pursuant to its Amended and Restated Articles of Incorporation.

(3)	Based on 13,461,667 shares of common stock issued and outstanding as of the record date for the Annual Meeting. Percentage calculated after giving effect to all assumed issuances of shares to the Investor pursuant to the convertible note transaction, assuming no other issuances of common stock by the Company. To the extent that the Company issues additional shares of common stock in the future (e.g., under its shelf Registration Statement), the relative dilution to existing stockholders resulting directly from the convertible note transaction will be reduced.

Vote Required

The Purchase Agreement, Notes and transactions contemplated thereby (as described above) will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not be deemed a vote cast or affect the outcome of the proposal (assuming a quorum is present).

The Board recommends that stockholders vote FOR approval of the convertible note transaction described above.

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RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 5)

Audit Committee Appointment – Anton & Chia, LLP

Our Audit Committee, pursuant to authority granted to it by the Board, has selected Anton & Chia, LLP, certified public accountants (“Anton”), as independent auditors to examine our annual consolidated financial statements for the fiscal year ending September 30, 2014. The Board is submitting this proposal to the vote of the stockholders in order to ratify the Audit Committee’s selection. If stockholders do not ratify the selection of Anton, the Audit Committee will reconsider its selection of our independent registered public accounting firm for fiscal 2014, although the Audit Committee will be under no obligation to change its selection. Kabani & Company, Inc. (“Kabani”) was the Company’s independent registered public accounting firm that examined our annual consolidated financial statements for the fiscal years ending September 30, 2013 and 2012.

Change in Independent Registered Public Accounting Firm

On May 6, 2014, the Company dismissed Kabani as its independent registered public accounting firm and approved the engagement of Anton to replace Kabani as its independent accountant. Both actions were approved by the Company’s Audit Committee. The reports issued by Kabani with respect to the Company’s financial statements for the past two fiscal years, which ended on September 30, 2013 and 2012, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years (and the subsequent interim period preceding Kabani’s dismissal), there were no disagreements between the Company and Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Kabani, would have caused Kabani to make reference to the subject matter of the disagreement(s) in connection with its report(s). In addition, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K during such periods.

During the Company’s two most recent fiscal years (and the subsequent interim period preceding the Company’s engagement of Anton), neither the Company nor anyone on its behalf consulted Anton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered by Anton with respect to the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement between the Company and Kabani or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

Audit and Other Fees

We paid the following fees to our independent registered public accounting firm (Kabani) for work performed in fiscal 2013 and 2012:

	2013	2012
Audit Fees	$118,500	$117,500
Audit-Related Fees	773	8,744
Tax Fees	–	18,500
All Other Fees	12,500	2,500
Total	131,773	147,244

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Each year, the Audit Committee approves the annual audit engagement in advance. The Audit Committee also has established procedures to pre-approve all non-audit services provided by the Company’s independent registered public accounting firm. All 2013 and 2012 non-audit services listed above were pre-approved.

Audit Fees: This category includes the audit of our annual financial statements and review of financial statements included in our annual and periodic reports that are filed with the SEC. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and the preparation of an annual “management letter” on internal control and other matters.

Audit-Related Fees: This category consists of travel expenses for the auditors.

Tax Fees: This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include technical tax advice.

All Other Fees: This category includes services performed for the preparation of responses to SEC and NASDAQ correspondence, as well as reviews of Registration Statements that we file from time to time with the SEC.

Attendance of Auditors at 2014 Annual Meeting

Representatives of Anton and Kabani are not expected to be present at the Annual Meeting.

Vote Required

The ratification of the Audit Committee’s appointment of Anton as our independent registered public accounting firm for the fiscal year ending September 30, 2014 will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to ratification of our independent auditors.

The Board recommends a vote FOR ratification of the Audit Committee’s appointment of

Anton & Chia, LLP as our independent registered public accounting firm for fiscal 2014.

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EXECUTIVE OFFICERS

Our executive management team consists of the following individuals:

Jon Isaac, 31 President and Chief Executive Officer (and Principal Financial and Accounting Officer)

Mr. Jon Isaac was appointed President and Chief Executive Officer of LiveDeal in January 2012. He is the founder of Isaac Organization, a privately held investment company. At Isaac Organization, Mr. Isaac has closed a variety of multi-faceted real estate deals and has experience in aiding public companies to implement turnarounds and in raising capital. Mr. Isaac studied Economics and Finance at the University of Ottawa, Canada.

Tony Isaac, 59 Financial Planning and Strategist/ Economist	Mr. Tony Isaac began serving as the Company’s Financial Planning and Strategist/Economist in July 2012. He is the Chairman and Co-Founder of Isaac Organization, a privately held investment company. Mr. Isaac has invested in various companies, both private and public from 1980 to present. Mr. Isaac’s specialty is negotiation and problem-solving of complex real estate and business transactions. Mr. Isaac graduated from Ottawa University in 1981, where he majored in Commerce and Business Administration and Economics.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The purpose of this Compensation Discussion and Analysis (“CD&A”) is to provide material information about the Company’s compensation philosophy, objectives and other relevant policies and to explain and put into context the material elements of the disclosure that follows in this Proxy Statement with respect to the compensation of our named executive officers (in this CD&A, referred to as the “NEOs”). For fiscal 2013, our NEOs were:

Jon Isaac, President and Chief Executive Officer

Tony Isaac, Financial Planning and Strategist/Economist

The Compensation Committee

The Compensation Committee annually reviews the performance and compensation of the Chief Executive Officer or other principal executive officer (currently, our President and Chief Executive Officer) and the Company’s other executive officers. Additionally, the Compensation Committee reviews compensation of outside directors for service on the Board and for service on committees of the Board, and administers the Company’s stock plans.

Role of Executives in Determining Executive Compensation

The Chief Executive Officer or other principal executive officer (currently, our President and Chief Executive Officer) provides input to the Compensation Committee regarding the performance of the other NEOs and offers recommendations regarding their compensation packages in light of such performance. The Compensation Committee is ultimately responsible, however, for determining the compensation of the NEOs, including the Chief Executive Officer or other principal executive officer.

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Compensation Philosophy and Objectives

The Compensation Committee and the Board believe that the Company’s compensation programs for its executive officers should reflect the Company’s performance and the value created for its stockholders. In addition, we believe the compensation programs should support the goals and values of the Company and should reward individual contributions to the Company’s success. Specifically, the Company’s executive compensation program is intended to:

•	attract and retain the highest caliber executive officers;

•	drive achievement of business strategies and goals;

•	motivate performance in an entrepreneurial, incentive-driven culture;

•	closely align the interests of executive officers with the interests of the Company’s stockholders;

•	promote and maintain high ethical standards and business practices; and

•	reward results and the creation of stockholder value.

Factors Considered in Determining Compensation; Components of Compensation

The Compensation Committee makes executive compensation decisions on the basis of total compensation, rather than on individual components of compensation. We attempt to create an integrated total compensation program structured to balance both short and long-term financial and strategic goals. Our compensation should be competitive enough to attract and retain highly skilled individuals. In this regard, we utilize a combination of between two to four of the following types of compensation to compensate our executive officers:

•	base salary;

•	performance bonuses, which may be earned annually depending on the Company’s achievement of pre-established goals;

•	cash bonuses given at the discretion of the Board; and

•	equity compensation, consisting of restricted stock and/or stock options.

The Compensation Committee periodically reviews each executive officer’s base salary and makes appropriate recommendations to the Board. Salaries are based on the following factors:

•	the Company’s performance for the prior fiscal years and subjective evaluation of each executive’s contribution to that performance;

•	the performance of the particular executive in relation to established goals or strategic plans; and

•	competitive levels of compensation for executive positions based on information drawn from compensation surveys and other relevant information.
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Performance bonuses and equity compensation are awarded based upon the recommendation of the Compensation Committee. Restricted stock is granted under the Company’s stockholder-approved equity incentive plan(s) and is priced at 100% of the closing price of the Company’s common stock on the date of grant. Incentive and/or non-qualified stock options are generally granted under the Company’s stockholder-approved equity incentive plan(s), as well, with the exercise price of such options set at 100% of the closing price of the Company’s common stock on the date of grant. These grants are made with a view to linking executives’ compensation to the long-term financial success of the Company.

Use of Benchmarking and Compensation Peer Groups

The Compensation Committee did not utilize any benchmarking measure in fiscal 2012 and traditionally has not tied compensation directly to a specific profitability measurement, market value of the Company’s common stock or benchmark related to any established peer or industry group. Salary increases are based on the terms of the NEOs’ employment agreements, if applicable, and correlated with the Board’s and the Compensation Committee’s assessment of each NEO’s performance. The Company also generally seeks to increase or decrease compensation, as appropriate, based upon changes in an executive officer’s functional responsibilities within the Company. Historically, the Compensation Committee has not used outside consultants in determining the compensation of the NEOs, and no such consultants were engaged during fiscal 2013.

Other Compensation Policies and Considerations; Tax Issues and Risk Management

The intention of the Company has been to compensate the NEOs in a manner that maximizes the Company’s ability to deduct such compensation expenses for federal income tax purposes. However, the Compensation Committee has the discretion to provide compensation that is not “performance-based” under Section 162(m) of the Code it determines that such compensation is in the best interests of the Company and its stockholders. For fiscal 2013, the Company expects to deduct all compensation expenses paid to the NEOs.

On an annual basis, the Compensation Committee evaluates the Company’s compensation policies and practices for its employees, including the NEOs, to assess whether such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.  Based on its evaluation, the Compensation Committee has determined that the Company’s compensation policies and practices do not create such risks.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Jon Isaac, President and Chief Executive	2013	145,385	150,000	149,973	–	445,358
Officer (2)	2012	1	–	–	–	1
Tony Isaac, Financial Planning and	2013	144,000	–	–	–	144,000
Strategist/Economist	2012	27,000	–	–	–	27,000

_______________

(1)	The amounts reflect the dollar amount recognized for financial statement reporting purposes in accordance with SFAS No. 123(R) (“SFAS 123(R)”). These amounts reflect LiveDeal’s accounting expense for these awards, and do not correspond to the actual value that may be recognized by the NEOs.
(2)	Mr. Jon Isaac’s $150,000 bonus was paid pursuant to the terms of his Employment Agreement (which is described below) in consideration of the services he provided to the Company during the first 12 months of his tenure as President and Chief Executive Officer, when his base salary was $1 and no other compensation was paid to him.
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EMPLOYMENT AGREEMENTS

On January 13, 2012, our Board of Directors appointed Jon Isaac to serve as our President and Chief Executive Officer. At the time, the Company did not enter into a written Employment Agreement with Mr. Isaac, but he was paid an annual salary of $1 for his services and was eligible to receive bonuses in such forms and amounts as determined by our Compensation Committee.

On February 14, 2013, the Company entered into a written Employment Agreement with Jon Isaac, pursuant to which he will continue serving as our President and Chief Executive Officer for the period from January 1, 2013 to January 1, 2016. The material terms of the Employment Agreement are as follows (all share amounts reflect the impact of the 3-for-1 forward stock split that was completed on February 11, 2014):

•	$200,000 annual base salary throughout the term of the Employment Agreement.
•	Eligibility to receive performance-based bonuses in the sole discretion of the Company’s Compensation Committee.
•	A one-time discretionary bonus of $150,000 for services performed as President and Chief Executive Officer for the previous 12 months, to be paid in cash on or before March 31, 2013. This bonus was approved by the Company’s Compensation Committee.
•	Reimbursement for reasonable housing expenses.
•	Grant of options to purchase 450,000 shares of the Company’s common stock, subject to continued employment on the applicable vesting dates and the other terms and conditions summarized below:
o	150,000 shares will vest on the first anniversary of the date of grant and be exercisable for five years after vesting at an exercise price of $1.67 per share;
o	150,000 shares will vest in 12 equal monthly installments, beginning on the date that is 13 months after the date of grant and ending on the second anniversary of the date of grant, and be exercisable for five years after vesting at an exercise price of $2.50 per share; and
o	150,000 shares will vest in 12 equal monthly installments, beginning on the date that is 25 months after the date of grant and ending on the third anniversary of the date of grant, and be exercisable for five years after vesting at an exercise price of $3.33 per share.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes all stock options held by the NEOs as of the end of fiscal 2013. All share amounts reflect the impact of the 3-for-1 forward stock split that was completed on February 11, 2014.

Name	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
Jon Isaac	150,000 (1)	$1.67	1/1/2019
	150,000 (1)	$2.50	1/1/2020
	150,000 (1)	$3.33	1/1/2021

_______________

(1)       150,000 shares ($1.67 per share exercise price) vested on January 1, 2014. 150,000 shares ($2.50 per share exercise price) will vest in 12 equal monthly installments between February 1, 2014 and January 1, 2015. 150,000 shares ($3.33 per share exercise price) will vest in 12 equal monthly installments between February 1, 2015 and January 1, 2016.

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DIRECTOR COMPENSATION

The table on the following page summarizes compensation paid to each of our non-employee directors who served in such capacity during fiscal 2013.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Richard D. Butler, Jr.	7,500	22,500	30,000
Thomas J. Clarke, Jr. (2)	–	17,661	17,661
Dennis Gao	25,000	–	25,000
John Kocmur (3)	6,250	18,750	25,000
Greg A. LeClaire (4)	–	35,000	35,000

_______________

(1)	Amounts represent value of shares granted to directors in lieu of paying them cash director fees. Shares were granted on a monthly basis, and the number of shares granted each month was determined by dividing the cash director fee payable to the applicable director for the immediately preceding month by the price of the Company’s common stock, as reported by the NASDAQ Capital Market, on the date of grant.
(2)	Mr. Clarke resigned from the Board of Directors on May 2, 2013.
(3)	Mr. Kocmur resigned from the Board of Directors on January 9, 2014.
(4)	Mr. LeClaire resigned from the Board of Directors on January 26, 2014.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes securities available for issuance under LiveDeal’s equity compensation plans as of September 30, 2013 (all share amounts reflect the impact of the 3-for-1 forward stock split that was completed on February 11, 2014):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders (1)	675,000	$2.82	-

Equity compensation plans not approved by security holders	-	-	-

Total	675,000	$2.82	-

_______________

(1)	Comprised of the LiveDeal, Inc. Amended and Restated 2003 Stock Plan.

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LiveDeal, Inc. Amended and Restated 2003 Stock Plan

During the fiscal year ended September 30, 2002, our stockholders approved the 2002 Employees, Officers & Directors Stock Option Plan (the “2002 Plan”), which was intended to replace our 1998 Stock Option Plan (the “1998 Plan”). The 2002 Plan was never implemented, however, and no options, shares or any other securities were issued or granted under the 2002 Plan. There were 90,000 shares of our common stock authorized for issuance under the 2002 Plan. On June 30, 2003 and July 21, 2003, respectively, the Board and a majority of our stockholders terminated both the 1998 Plan and the 2002 Plan and approved our 2003 Stock Plan. The 90,000 shares of common stock previously allocated to the 2002 Plan were re-allocated to the 2003 Stock Plan.

In April 2004, our stockholders and the Board approved an amendment to the 2003 Stock Plan to increase the aggregate number of shares available thereunder by 60,000 shares in order to have an adequate number of shares available for future grants. At our 2007 Annual Meeting, our stockholders approved an amendment that increased the aggregate number of shares available for issuance under the 2003 Stock Plan to 240,000 shares. At our 2008 Annual Meeting, our stockholders rejected an amendment that would have increased the number of shares available for issuance from 240,000 shares to 330,000 shares. At our 2009 Annual Meeting, our stockholders approved an amendment that increased the aggregate number of shares available for issuance under the 2003 Stock Plan by 180,000 shares, to 420,000 shares in the aggregate. At our 2012 Annual Meeting, our stockholders approved an amendment that increased the aggregate number of shares available for issuance under the 2003 Stock Plan by 600,000 shares, to 1,020,000 shares in the aggregate.

2014 Omnibus Equity Incentive Plan

On January 7, 2014, our Board of Directors adopted the 2014 Omnibus Equity Incentive Plan (the “2014 Plan”), which authorizes the issuance of distribution equivalent rights, incentive stock options, non-qualified stock options, performance stock, performance units, restricted ordinary shares, restricted stock units, stock appreciation rights, tandem stock appreciation rights and unrestricted ordinary shares to our officers, employees, directors, consultants and advisors. The Company has reserved up to 1,800,000 shares of common stock for issuance under the 2014 Plan. Pursuant to Nasdaq Listing Rule 5635(c), the Company intends to seek stockholder approval of the 2014 Plan at our 2014 Annual Meeting of Stockholders.

COMPENSATION COMMITTEE REPORT

The independent members of the Board of Directors have reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussions, such independent directors recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Independent Members of the Board of Directors
Richard D. Butler, Jr.

Dennis (De) Gao

Kenneth L. Waggoner

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AUDIT COMMITTEE REPORT

SEC rules require us to include in our Proxy Statement a report from the Company’s Audit Committee. The following report concerns the Audit Committee’s activities regarding oversight of our financial reporting and auditing process and does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing that we make under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report in such filings.

It is the duty of the Audit Committee to provide independent, objective oversight of our accounting functions and internal controls. The Audit Committee acts under a written charter that sets forth the audit-related functions we are expected to perform. Our functions are to:

•	serve as an independent and objective party to monitor LiveDeal, Inc.’s financial reporting process and system of internal control structure;

•	review and appraise the audit efforts of LiveDeal, Inc.’s independent registered public accounting firm; and

•	provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

We meet with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. We discuss these matters with the Company’s independent auditors and with appropriate financial personnel. We regularly meet privately with the independent auditors, who have unrestricted access to the Audit Committee. We also recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management. Toward that end, we have considered whether the non-audit related services provided by LiveDeal, Inc.’s independent auditors are compatible with their independence. In addition, we review our financing plans and report recommendations to the full Board for approval and to authorize action.

Management of LiveDeal, Inc. has primary responsibility for the Company’s financial statements and the overall reporting process, including its system of internal control structure. The independent auditors (i) audit the annual financial statements prepared by management, (ii) express an opinion as to whether those financial statements fairly present LiveDeal, Inc.’s financial position, results of operations, and cash flows in conformity with generally accepted accounting principles, and (iii) discuss with the Company any issues they believe should be raised. Our responsibility is to monitor and review these processes.

It is not our duty or responsibility to conduct auditing or accounting reviews or procedures. We are not employees of LiveDeal, Inc. while serving on the Audit Committee. We are not and we may not represent ourselves to be or to serve as accountants or auditors by profession or experts in the fields of accounting and auditing. Therefore, we have relied, without independent verification; on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on LiveDeal, Inc.’s consolidated financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that LiveDeal, Inc.’s independent accountants are, in fact, “independent.”

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This year, we reviewed LiveDeal, Inc.’s audited consolidated financial statements and met with both management and Kabani & Company, Inc., LiveDeal, Inc.’s independent auditors, to discuss those consolidated financial statements. Management has represented to us that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. We have received from and discussed with Kabani & Company, Inc. the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from LiveDeal, Inc. We also discussed with Kabani & Company, Inc. any matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

In reliance on the reviews and discussions referred to above, we recommended to the Board that LiveDeal, Inc.’s audited consolidated financial statements should be included in LiveDeal, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013.

The Audit Committee
Dennis (De) Gao, Chairman
Richard D. Butler, Jr.
Kenneth L. Waggoner

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of May 12, 2014 of (i) each executive officer and each director of our Company; (ii) all executive officers and directors of our Company as a group; and (iii) each person known to the Company to be the beneficial owner of more than 5% of our common stock. We deem shares of our common stock that may be acquired by an individual or group within 60 days of May 12, 2014, pursuant to the exercise of options or warrants or conversion of convertible securities, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group shown in the table. Percentage of ownership is based on 13,461,667 shares of common stock outstanding on May 12, 2014. The information as to beneficial ownership was either (i) furnished to us by or on behalf of the persons named or (ii) determined based on a review of the beneficial owners’ Schedules 13D/G and Section 16 filings with respect to our common stock. Unless otherwise indicated, the business address of each person listed is 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119. All share amounts reflect the impact of the 3-for-1 forward stock split that was completed on February 11, 2014.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Executive Officers and Directors:
Jon Isaac (1)	7,130,187	43.2%
Tony Isaac	–	–
Richard D. Butler, Jr.	73,851	*
Dennis Gao	–	–
Kenneth L. Waggoner	–	–
All Executive Officers and Directors as a group (5 persons)	7,204,038	43.6%

Other 5% Stockholders:
Isaac Capital Group, LLC (2) 12520 High Bluff Drive, Suite 145 San Diego, California 92130	6,942,687	42.5%
Kingston Diversified Holdings LLC 535 Burleigh Private Ottawa, Ontario K1J 1J9	1,209,675	9.0%
John Kocmur 4482 Hortensia Street San Diego, California 92103	1,363,206	10.1%

_________________________

*Represents les   s than 1% of our issued and outstanding common stock.

(1)	Includes 4,076,181 shares of common stock owned by Isaac Capital Group, LLC (“ICG”), of which Jon Isaac is the President and sole member and according has sole voting and dispositive power with respect to such shares. Also includes warrants to purchase 2,866,506 additional shares of common stock at exercise prices ranging from $0.55 to $0.95 per share held by ICG. Finally, Mr. Isaac holds options to purchase up to 450,000 shares of common stock at exercise prices ranging from $1.67 to $3.33 per share, 187,500 of which are exercisable as of (or within 60 days after) May 12, 2014.

(2)	Includes 4,076,181 shares of common stock owned by ICG. Also includes warrants to purchase 2,866,506 additional shares of common stock at exercise prices ranging from $0.55 to $0.95 per share held by ICG.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain of our officers and persons who own at least 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based solely on our review of the copies of such forms filed with the SEC and on written representations provided to us by our directors and officers, all Section 16(a) filing requirements applicable to our directors, officers and 10% or greater stockholders were complied with during the fiscal year that ended September 30, 2013, with the exception of the following:

Name	No. Late Reports (Form 4s)	No. Transactions Covered
Jon Isaac/Isaac Capital Group, LLC	4	4
Richard D. Butler, Jr.	9	9
Thomas J. Clarke, Jr.	8	8
John Kocmur	10	10
Greg A. LeClaire	9	9

RELATED PARTY TRANSACTIONS

ICG Convertible Note Transaction

On April 3, 2012 (the “Closing Date”), the Company entered into a Note Purchase Agreement (the “ICG Purchase Agreement”) with Isaac Capital Group, LLC (“ICG”), which is a related party, pursuant to which ICG agreed to purchase for cash up to $2,000,000 in aggregate principal amount of the Company’s unsecured Subordinated Convertible Notes (“Notes”). ICG is owned by Jon Isaac, the Company’s President and Chief Executive Officer and a director on the Company’s Board. Prior to this transaction, Mr. Isaac owned 1,209,675 shares, or 16.8% of the Company’s outstanding common stock. The Purchase Agreement and the Notes, which are unsecured, provide that all amounts payable by the Company to ICG under the Notes were due and payable on April 3, 2013 (“Maturity Date”), provided that the Company had the option in its discretion to extend the Maturity Date by up to one (1) year if no Event of Default (as defined in the Purchase Agreement) had occurred and is continuing, and the Company was in material compliance with its agreements and covenants under the Purchase Agreement and the Notes, as of the Maturity Date. The Company exercised such option prior to the Maturity Date.

On January 14, 2013, the Company and ICG amended the Purchase Agreement to clarify ambiguities and correct inadvertent mistakes related to the warrant issuance timing and the conversion price of a Note, and to amend various anti-dilution features. These changes were consistent with the intent of the parties at the time they entered into the Purchase Agreement and are consistent with the Company’s past practices related to the Notes and warrants. In particular, the amendment clarifies that the warrants will be issued upon conversion (rather than upon issuance) of the Notes and provides that the conversion price of a Note shall be based upon a floor price of $0.33 per share, regardless if the Company’s stock is trading below that amount at the time ICG elects to convert a Note.

The Purchase Agreement and the Notes, as amended, provide that:

•	The Notes will accrue interest at an annual interest rate equal to 8%. All interest will be payable on the Maturity Date or upon the conversion of the applicable Note.

•	The Company has the option to prepay each Note, in whole or in part, at any time without premium or penalty.
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•	If ICG elects to convert all or any portion of any Note, the Company must issue to ICG on the date of the conversion a warrant (“Contingent Warrant”) to purchase a number of shares of the Company’s common stock equal to the number of shares issuable upon conversion. This number of shares is subject to adjustment in the event of stock splits or combinations, stock dividends, certain pro rata distributions, and certain fundamental transactions. Each Contingent Warrant will be exercisable for a period of five (5) years following the date of its issuance at an exercise price equal to 120% of the conversion price of the applicable Note (with the exercise price being subject to adjustment under the same conditions as the number of shares for which the warrant is exercisable). The Contingent Warrants provide that they may be exercised in whole or in part and include a cashless exercise feature.

•	The Notes provide that, upon the occurrence of any Event of Default, all amounts payable to ICG will become immediately due and payable without any demand or notice.

•	The Company may issue additional Notes in an aggregate principal amount of up to $1,750,000 to ICG from time to time upon notice to ICG prior to April 3, 2013, provided that each Note must be in a principal amount of at least $100,000.

•	The Company (i) is required to provide certain financial and other information to ICG from time to time, (ii) must maintain its corporate existence, business, assets, properties, insurance and records in accordance with the requirements set forth in the Purchase Agreement, (iii) with certain exceptions, must not incur or suffer to exist any liens or other encumbrances with respect to the Company’s property or assets, (iv) must not make certain loans or investments except in compliance with the terms of the Purchase Agreement, and (v) must not enter into certain types of transactions, including dispositions of its assets or business.

The events of default (“Events of Default”) which trigger the acceleration of the Notes include (among other things): (i) the Company’s failure to make any payment required under the Notes when due (subject to a three-day cure period), (ii) the Company’s failure to comply with its covenants and agreements under the Purchase Agreement, the Notes and any other transaction documents, and (iii) the occurrence of a change of control with respect to the Company.

The Company issued an initial Note in the principal amount of $250,000 to ICG on the Closing Date. On September 10, 2012, ICG elected to convert that Note at a conversion price of $0.79 per share, resulting in the issuance of 327,417 shares. In accordance with the terms of the agreement, warrants to acquire 327,417 shares were issued upon conversion with an exercise price of ($0.79 x 120%) $0.95 per share.

On December 11, 2012, the Company issued a second Note to ICG in the principal amount of $250,000, pursuant to the Purchase Agreement. On December 17, 2012, ICG elected to convert that Note at a conversion price of $0.67 per share, resulting in the issuance of 371,487 shares of the Company’s common stock and a warrant to acquire 371,487 additional shares of the Company’s common stock at an exercise price of $0.81 per share.

On March 22, 2013 and March 25, 2013, the Company issued a third and fourth Note to ICG in the principal amount of $500,000 and $250,000 respectively, pursuant to the Purchase Agreement. On March 27, 2013, ICG elected to convert these Notes, resulting in the issuance of 1,631,886 shares of the Company’s common stock and a warrant to acquire 1,631,886 additional shares of the Company’s common stock at an exercise price of $0.55 per share.

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On March 28, 2013, the Company issued a fifth Note to ICG in the principal amount of $250,000 pursuant to the Purchase Agreement. On March 28, 2013, ICG elected to convert that Note, resulting in the issuance of 535,716 additional shares of the Company’s common stock and a warrant to acquire 535,716 shares at an exercise price of $0.56 per share.

The Company has used the proceeds of all Notes issued in connection with the Purchase Agreement for working capital and other general corporate purposes. All share amounts and per share prices above have been adjusted to reflect the impact of the 3-for-1 forward stock split that was completed on February 11, 2014.

Executive Office Space

Our San Diego executive office is located at 12520 High Bluff Drive, San Diego, California, where we utilize approximately 1,600 square feet of space in Plaza Del Mar. This office is currently being provided to us by a company that is a related party to Isaac Capital Group LLC, one of our largest stockholders, which is owned by Jon Isaac, our President and Chief Executive Officer and one of our directors.

Sale of Common Stock to Director

On September 30, 2013, we issued 132,699 shares of common stock to John Kocmur, who was at the time a member of our Board of Directors, in exchange for a cash payment of $152,160. The per share purchase price for such shares was $1.15, which was equal to the closing price of our common stock as reported on the NASDAQ Capital Market on the date of the transaction. Such share amounts and per share prices have been adjusted to reflect the impact of the 3-for-1 forward stock split that was completed on February 11, 2014.

Procedures for Approval of Related Party Transactions

In accordance with its charter, the Audit Committee reviews and recommends for approval all related party transactions (as such term is defined for purposes of Item 404 of Regulation S-K). The Audit Committee participated in the approval of the transactions described above.

STOCKHOLDER NOMINATIONS AND OTHER PROPOSALS

To be considered for inclusion in our proxy materials relating to our 2015 Annual Meeting, stockholder nominations or other proposals must be received at our principal executive offices by February 20, 2015, which is 120 calendar days prior to the anniversary of the mailing date of the Company’s 2014 Proxy Statement. All stockholder proposals must be in compliance with applicable laws and regulations, including the provisions of Rule 14a-8 of the Exchange Act, in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2015 Annual Meeting.

Pursuant to Section 2.7 of the Company’s Amended and Restated Bylaws, any notice of a stockholder nomination or other proposal submitted outside of the process prescribed by Rule 14a-8 of the Exchange Act (i.e., proposals that are not to be included in the Company’s proxy statement and form of proxy) received after February 20, 2015 will be considered untimely. To be in proper written form, a stockholder’s notice must set forth, as to each matter such stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

45

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents filed by the Company with the SEC are incorporated by reference in this Proxy Statement, as required by Items 11 and 13 of Schedule 14A:

•	the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013, as filed with the SEC on January 10, 2014 and amended via the Company’s filing of a Form 10-K/A on January 31, 2014 (including the financial statements, supplementary financial information, management’s discussion and analysis of financial condition and results of operations, and quantitative and qualitative disclosures about market risk contained therein, to the extent applicable);

•	the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2013 and March 31, 2014, as filed with the SEC on February 14, 2014 and May 20, 2014, respectively (including the financial statements, management’s discussion and analysis of financial condition and results of operations, and quantitative and qualitative disclosures about market risk contained therein, to the extent applicable); and

•	the Company’s Current Report on Form 8-K filed with the SEC on May 7, 2014 (including the disclosure therein regarding the Company’s dismissal of Kabani & Company, Inc. as its independent registered public accounting firm and contemporaneous engagement of Anton & Chia, LLP in that capacity).

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act. The Company files reports, proxy statements and other information with the SEC. The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. The statements and forms we file with the SEC have been filed electronically and are available for viewing or copy on the SEC maintained Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC. The Internet address for this site can be found at: www.sec.gov.

A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2013, as amended, has been mailed to you with this Proxy Statement. Except as provided above, the Annual Report is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Audit Committee Report” and “Compensation Committee Report” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. We will provide upon written request, without charge to each stockholder of record as of the record date, a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2013, as amended, as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our principal executive offices at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY VIA FACSIMILE TO THE ATTENTION OF ACCOUNTING MANAGER, LIVEDEAL, INC., AT (702) 939-0246 OR IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT.

LiveDeal, Inc.

/s/ Jon Isaac

Jon Isaac

President and Chief Executive Officer

June 23, 2014

46

APPENDIX A

LIVEDEAL, INC.

2014 OMNIBUS EQUITY INCENTIVE PLAN

APPENDIX A

LIVEDEAL, INC.
2014 OMNIBUS EQUITY INCENTIVE PLAN

Article I
PURPOSE

The purpose of this LiveDeal, Inc. 2014 Omnibus Equity Incentive Plan (the “Plan”) is to benefit LiveDeal, Inc., a Nevada corporation (the “Company”) and its shareholders, by assisting the Company to attract, retain and provide incentives to key management employees, directors, and consultants of the Company and its Affiliates, and to align the interests of such service providers with those of the Company’s shareholders. Accordingly, the Plan provides for the granting of Non-qualified Stock Options, Incentive Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Performance Stock Awards, Performance Unit Awards, Unrestricted Stock Awards, Distribution Equivalent Rights or any combination of the foregoing.

Article II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

2.1              “Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

2.2              “Award” shall mean, individually or collectively, any Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, Performance Unit Award, Stock Appreciation Right, Distribution Equivalent Right or Unrestricted Stock Award.

2.3              “Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, as amended.

2.4              “Board” shall mean the Board of Directors of the Company.

2.5              “Base Value” shall have the meaning given to such term in Section 14.2.

2.6              “Cause” shall mean (i) if the Holder is a party to an employment or service agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term), “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

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APPENDIX A

2.7              “Change of Control” shall mean: (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term), “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a)                Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b)               The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Ordinary Shares immediately prior to the Business Combination have substantially the same proportionate ownership of the common stock or ordinary shares, as applicable, of the surviving corporation immediately after the Business Combination as immediately before;

(c)                The closing of an agreement for the sale or disposition of all or substantially all (50% or more) of the Company’s assets to any entity that is not an Affiliate;

(d)               The approval by the holders of shares of Ordinary Shares of a plan of complete liquidation of the Company, other than a merger of the Company into any subsidiary or a liquidation as a result of which persons who were shareholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock or ordinary shares, as applicable, of the surviving corporation immediately after such liquidation as immediately before; or

(e)                Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), or (d) of this definition).

2.8              “Code” shall mean the United States of America Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

2.9              “Committee” shall mean a committee comprised of not less than three (3) members of the Board who are selected by the Board as provided in Section 4.1.

2.10          “Company” shall have the meaning given to such term in the introductory paragraph, including any successor thereto.

2.11          “Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

2

APPENDIX A

2.12          “Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

2.13          “Distribution Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Ordinary Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Ordinary Shares during the period the Holder held the Distribution Equivalent Right.

2.14          “Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

2.15          “Effective Date” shall mean January 8, 2014.

2.16          “Employee” shall mean any employee, including any officer, of the Company or an Affiliate.

2.17          “Exchange Act” shall mean the United States of America Securities Exchange Act of 1934, as amended.

2.18          “Fair Market Value” shall mean, as of any specified date, the closing sales price of the Ordinary Shares for such date (or, in the event that the Ordinary Shares are not traded on such date, on the immediately preceding trading date) on the Nasdaq Stock Market or a domestic or foreign national securities exchange (including London’s Alternative Investment Market) on which the Ordinary Shares may be listed, as reported in The Wall Street Journal or The Financial Times. If the Ordinary Shares are not listed on the Nasdaq Stock Market or on a national securities exchange, but are quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Ordinary Shares shall be the mean of the highest bid and lowest asked prices per Ordinary Share for such date. If the Ordinary Shares are not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Ordinary Shares shall be determined by the Board in good faith by any fair and reasonable means consistent with the requirements of applicable law.

2.19          “Family Member” of an individual shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

2.20          “Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, who has acquired such Award in accordance with the terms of the Plan, as applicable.

2.21          “Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” and conforms to the applicable provisions of Section 422 of the Code.

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APPENDIX A

2.22          “Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

2.23          “Non-qualified Stock Option” shall mean an Option which is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.24          “Option” shall mean an Award granted under Article VII of the Plan of an option to purchase Ordinary Shares and shall include both Incentive Stock Options and Non-qualified Stock Options.

2.25          “Option Agreement” shall mean an Award Agreement between the Company and a Holder with respect to an Option.

2.26          “Ordinary Shares” “Shares” or “Stock” shall mean the ordinary common shares of the Company, par value $0.001 per share.

2.27          “Performance Criteria” shall mean the criteria selected by the Committee for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period.

2.28          “Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria, which may be related to the performance of the Holder, the Company or an Affiliate.

2.29          “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of the Performance Goals shall be measured for purposes of determining a Holder’s right to, and the payment of, a Qualified Performance-Based Award.

2.30          “Performance Stock Award” or “Performance Stock” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined Performance Goals, Ordinary Shares are paid to the Holder.

2.31          “Performance Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Stock Award.

2.32          “Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

2.33          “Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined Performance Goals, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

2.34          “Performance Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

2.35          “Plan” shall mean this LiveDeal, Inc. 2014 Omnibus Equity Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

4

APPENDIX A

2.36          “Qualified Performance-Based Award” shall mean an Award that is intended to qualify as “performance-based” compensation under Section 162(m) of the Code.

2.37          “Restricted Stock Award” and “Restricted Stock” shall mean an Award granted under Article VIII of the Plan of Ordinary Shares, the transferability of which by the Holder is subject to Restrictions.

2.38          “Restricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.39          “Restricted Stock Unit Award” and “RSUs” shall refer to an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

2.40          “Restricted Stock Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.41          “Restriction Period” shall mean the period of time for which Ordinary Shares subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Agreement.

2.42          “Restrictions” shall mean the forfeiture, transfer and/or other restrictions applicable to Ordinary Shares awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Agreement.

2.43          “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

2.44          “Stock Appreciation Right” or “SAR” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Ordinary Shares between the date of Award and the date of exercise.

2.45          “Stock Appreciation Right Agreement” shall mean a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.

2.46          “Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of the Ordinary Shares under the related Option, all as set forth in Article XIV.

2.47          “Ten Percent Shareholder” shall mean an Employee who, at the time an Option is granted to him or her, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

2.48          “Termination of Service” shall mean a termination of a Holder’s employment with, or status as a Director or Consultant of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death, except as provided in Section 6.4. In the event Termination of Service shall constitute a payment event with respect to any Award subject to Code Section 409A, Termination of Service shall only be deemed to occur upon a “separation from service” as such term is defined under Code Section 409A and applicable authorities.

5

APPENDIX A

2.49          “Total and Permanent Disability” of an individual shall mean the inability of such individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, within the meaning of Section 22(e)(3) of the Code.

2.50          “Unit” shall mean a bookkeeping unit, which represents such monetary amount as shall be designated by the Committee in each Performance Unit Agreement, or represents one Ordinary Share for purposes of each Restricted Stock Unit Award.

2.51          “Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of Ordinary Shares which are not subject to Restrictions.

2.52          “Unrestricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

Article III
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date, provided that the Plan is approved by the shareholders of the Company within twelve (12) months of such date. Awards may be granted or awarded prior to such shareholder approval, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. The Plan is intended to supersede and replace any and all prior equity plans sponsored by the Company with respect to any authorized shares not made subject to any award under such plans prior to the effective date of this Plan. Any outstanding awards under prior plans shall continue to be subject to and governed by the terms of such plans.

Article IV
ADMINISTRATION

4.1              Composition of Committee. The Plan shall be administered by the Committee, which shall be appointed by the Board. If necessary, in the Board’s discretion, to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall consist solely of three (3) or more Directors who are each (i) “outside directors” within the meaning of Section 162(m) of the Code (“Outside Directors”), (ii) “non-employee directors” within the meaning of Rule 16b-3 (“Non-Employee Directors”) and (iii) “independent” for purposes of any applicable listing requirements; provided, however, that the Board or the Committee may delegate to a committee of one or more members of the Board who are not (x) Outside Directors, the authority to grant Awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such Award, or (B) persons with respect to whom the Company wishes to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant Awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

6

APPENDIX A

4.2              Powers. Subject to the provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to determining which Employees, Directors or Consultants shall receive an Award, the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), what type of Award shall be granted, the term of an Award, the date or dates on which an Award vests (including acceleration of vesting), the form of any payment to be made pursuant to an Award, the terms and conditions of an Award (including the forfeiture of the Award (and/or any financial gain) if the Holder of the Award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Stock Award and the number of Ordinary Shares which may be issued under an Award, Performance Goals applicable to any Award and certification of the achievement of such goals, and the waiver of any Restrictions or Performance Goals, subject to compliance with applicable laws, all as may be applicable. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion may deem relevant.

4.3              Additional Powers. The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, to determine the terms, restrictions and provisions of each Award and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent the Committee shall deem necessary, appropriate or expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

4.4              Committee Action. Subject to compliance with all applicable laws, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting. No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

Article V
SHARES SUBJECT TO PLAN AND LIMITATIONS THEREON

5.1              Authorized Shares and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XV, the aggregate number of Ordinary Shares that may be issued under the Plan shall not exceed One Million Eight Hundred Thousand (1,800,000) Ordinary Shares. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any Ordinary Shares subject to such Award shall again be available for the grant of a new Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of Ordinary Shares that may be subject to Awards of Options under Article VII and/or Stock Appreciation Rights under Article XIV, in either or both cases granted to any one person during any calendar year, shall be Six Hundred Thousand (600,000) Ordinary Shares (subject to adjustment in the same manner as provided in Article XV with respect to Ordinary Shares subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which shall permit compensation generated in connection with the exercise of Options or Stock Appreciation Rights to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including, but not limited to, counting against such maximum number of Ordinary Shares, to the extent required under Section 162(m) of the Code, any Ordinary Shares subject to Options or Stock Appreciation Rights that are canceled or re-priced.

7

APPENDIX A

5.2              Ordinary Shares Offered. The Ordinary Shares to be offered pursuant to the grant of an Award may be authorized but unissued Ordinary Shares, Ordinary Shares purchased on the open market or Ordinary Shares previously issued and outstanding and reacquired by the Company.

Article VI
ELIGIBILITY AND TERMINATION OF SERVICE

6.1              Eligibility. Awards made under the Plan may be granted solely to individuals or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-qualified Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, an Unrestricted Stock Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, or any combination thereof, and solely for Employees, an Incentive Stock Option.

6.2              Termination of Service. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.3 or 6.4, the following terms and conditions shall apply with respect to a Holder’s Termination of Service with the Company or an Affiliate, as applicable:

(i)                 The Holder’s rights, if any, to exercise any then exercisable Options and/or Stock Appreciation Rights shall terminate:

(A)              If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such Termination of Service;

(B)              If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such Termination of Service; or

(C)              If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Options and Stock Appreciation Rights.

(ii)               In the event of a Holder’s Termination of Service for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or RSUs shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or RSUs. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such Termination of Service that all or a portion of any such Holder’s Restricted Stock and/or RSUs shall not be so canceled and forfeited.

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APPENDIX A

6.3              Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.2, provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-qualified Stock Option. Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

6.4              Termination for Cause. Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, in the event of a Holder’s Termination for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such termination.

Article VII
OPTIONS

7.1              Option Period. The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

7.2              Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

7.3              Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Ordinary Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Incentive Stock Option is granted, such Employee is a Ten Percent Shareholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Ordinary Shares subject to the Incentive Stock Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option shall be granted more than ten (10) years from the earlier of the Effective Date or date on which the Plan is approved by the Company’s shareholders. The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

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7.4              Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of Ordinary Shares (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, and 6.4, as applicable, specify the effect of Termination of Service on the exercisability of the Option. Moreover, without limiting the generality of the foregoing, a Non-qualified Stock Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (a) establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of Ordinary Shares to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the Ordinary Shares from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (b) reducing the number of Ordinary Shares to be issued upon exercise of the Option by the number of such Shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise. An Option Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to, upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made upon a Change of Control resulting from the operation of the Plan or of such Option Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

7.5              Option Price and Payment. The price at which an Ordinary Share may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of an Ordinary Share on the date such Option is granted (or 110% of Fair Market Value for an Incentive Stock Option held by Ten Percent Shareholder, as provided in Section 7.3), and (ii) shall be subject to adjustment as provided in Article XV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of Ordinary Shares otherwise issuable in connection with the exercise of the Option. Separate share certificates shall be issued by the Company for those Ordinary Shares acquired pursuant to the exercise of an Incentive Stock Option and for those Ordinary Shares acquired pursuant to the exercise of a Non-qualified Stock Option.

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APPENDIX A

7.6              Shareholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a shareholder of the Company solely with respect to such Ordinary Shares as have been purchased under the Option and for which share certificates have been registered in the Holder’s name.

7.7              Options and Rights in Substitution for Stock or Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees, Directors or Consultants as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock or shares of the employing entity with the result that such employing entity becomes an Affiliate.

7.8              Prohibition Against Re-Pricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option or Stock Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

Article VIII
RESTRICTED STOCK AWARDS

8.1              Award. A Restricted Stock Award shall constitute an Award of Ordinary Shares to the Holder as of the date of the Award which are subject to a “substantial risk of forfeiture” as defined under Section 83 of the Code during the specified Restriction Period. At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

8.2              Terms and Conditions. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. Ordinary Shares awarded pursuant to a Restricted Stock Award shall be represented by a share certificate registered in the name of the Holder of such Restricted Stock Award. If provided for under the Restricted Stock Agreement, the Holder shall have the right to vote Ordinary Shares subject thereto and to enjoy all other shareholder rights, including the entitlement to receive dividends on the Ordinary Shares during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the share certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the share certificate during the Restriction Period (with a share power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Ordinary Shares during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a Change of Control resulting from the operation of the Plan or of such Restricted Stock Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical. All Ordinary Shares delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder at the time of vesting.

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APPENDIX A

8.3              Payment for Restricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Ordinary Shares received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Ordinary Shares received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Article IX
UNRESTRICTED STOCK AWARDS

9.1              Award. Ordinary Shares may be awarded (or sold) to Employees, Directors or Consultants under the Plan which are not subject to Restrictions of any kind, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

9.2              Terms and Conditions. At the time any Award is made under this Article IX, the Company and the Holder shall enter into an Unrestricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

9.3              Payment for Unrestricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Ordinary Shares received pursuant to an Unrestricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Ordinary Shares received pursuant to an Unrestricted Stock Award, except to the extent otherwise required by law.

Article X
RESTRICTED STOCK UNIT AWARDS

10.1          Award. A Restricted Stock Unit Award shall constitute a promise to grant Ordinary Shares (or cash equal to the Fair Market Value of Ordinary Shares) to the Holder at the end of a specified Restriction Period. At the time a Restricted Stock Unit Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Unit Award may have a different Restriction Period, in the discretion of the Committee. A Restricted Stock Unit shall not constitute an equity interest in the Company and shall not entitle the Participant to voting rights, dividends or any other rights associated with ownership of Ordinary Shares prior to the time the Holder shall receive a distribution of Ordinary Shares pursuant to Section 10.3.

10.2          Terms and Conditions. At the time any Award is made under this Article X, the Company and the Holder shall enter into a Restricted Stock Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Restricted Stock Unit Agreement shall set forth the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to distribution pursuant to Section 10.3 and the number of Units awarded to the Holder. Such conditions shall be sufficient to constitute a “substantial risk of forfeiture” as such term is defined under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards in the Restricted Stock Unit Agreement, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable vesting period. The terms and conditions of the respective Restricted Stock Unit Agreements need not be identical.

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APPENDIX A

10.3          Distributions of Shares. The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of an Ordinary Share, or one Ordinary Share, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested (i.e., no longer subject to a “substantial risk of forfeiture”).

Article XI
PERFORMANCE UNIT AWARDS

11.1          Award. A Performance Unit Award shall constitute an Award under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) Performance Goals based on selected Performance Criteria, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder. At the time a Performance Unit Award is made, the Committee shall establish the Performance Period and applicable Performance Goals. Each Performance Unit Award may have different Performance Goals, in the discretion of the Committee. A Performance Unit Award shall not constitute an equity interest in the Company and shall not entitle the Participant to voting rights, dividends or any other rights associated with ownership of Ordinary Shares unless and until the Holder shall receive a distribution of Ordinary Shares pursuant to Section 11.3.

11.2          Terms and Conditions. At the time any Award is made under this Article XI, the Company and the Holder shall enter into a Performance Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Unit Agreement the Performance Period, Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.3, the number of Units awarded to the Holder and the dollar value or formula assigned to each such Unit. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Agreements need not be identical.

11.3          Payments. The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Agreement) the Performance Goals set forth in such Performance Unit Agreement. If necessary to satisfy the requirements of Code Section 162(m), if applicable, the achievement of such Performance Goals shall be certified in writing by the Committee prior to any payment. All payments shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

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APPENDIX A

Article XII
PERFORMANCE STOCK AWARDS

12.1          Award. A Performance Stock Award shall constitute a promise to grant Ordinary Shares (or cash equal to the Fair Market Value of Ordinary Shares) to the Holder at the end of a specified Performance Period subject to achievement of specified Performance Goals. At the time a Performance Stock Award is made, the Committee shall establish the Performance Period and applicable Performance Goals based on selected Performance Criteria. Each Performance Stock Award may have different Performance Goals, in the discretion of the Committee. A Performance Stock Award shall not constitute an equity interest in the Company and shall not entitle the Participant to voting rights, dividends or any other rights associated with ownership of Ordinary Shares unless and until the Holder shall receive a distribution of Ordinary Shares pursuant to Section 11.3.

12.2          Terms and Conditions. At the time any Award is made under this Article XII, the Company and the Holder shall enter into a Performance Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Stock Agreement the Performance Period, selected Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of Ordinary Shares pursuant to such Holder’s Performance Stock Award and the number of Ordinary Shares subject to such Performance Stock Award. Such distribution shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. If such Performance Goals are achieved, the distribution of Ordinary Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Stock Awards, including, but not limited to, rules pertaining to the effect of the Holder’s Termination of Service prior to the expiration of the applicable performance period. The terms and conditions of the respective Performance Stock Agreements need not be identical.

12.3          Distributions of Shares. The Holder of a Performance Stock Award shall be entitled to receive a cash payment equal to the Fair Market Value of an Ordinary Share, or one Ordinary Share, as determined in the sole discretion of the Committee, for each Performance Stock Award subject to such Performance Stock Agreement, if the Holder satisfies the applicable vesting requirement. If necessary to satisfy the requirements of Code Section 162(m), if applicable, the achievement of such Performance Goals shall be certified in writing by the Committee prior to any payment. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

Article XIII
DISTRIBUTION EQUIVALENT RIGHTS

13.1          Award. A Distribution Equivalent Right shall entitle the Holder to receive bookkeeping credits, cash payments and/or Ordinary Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Ordinary Shares during the specified period of the Award.

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APPENDIX A

13.2          Terms and Conditions. At the time any Award is made under this Article XIII, the Company and the Holder shall enter into a Distribution Equivalent Rights Award Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions, if any, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional Ordinary Shares or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or Ordinary Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights Awards may be settled in cash or in Ordinary Shares, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award (other than an Option), whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

13.3          Interest Equivalents. The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest is credited and vested), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

Article XIV
STOCK APPRECIATION RIGHTS

14.1          Award. A Stock Appreciation Right shall constitute a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Ordinary Shares between the date of Award and the date of exercise.

14.2          Terms and Conditions. At the time any Award is made under this Article XIV, the Company and the Holder shall enter into a Stock Appreciation Right Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Stock Appreciation Right Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which shall be not less than the Fair Market Value of an Ordinary Share on the date of grant of the Stock Appreciation Right, (ii) the number of Ordinary Shares subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of the portion of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of Ordinary Shares having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

(a)                The excess of (i) the Fair Market Value of an Ordinary Share on the date of exercise, over (ii) the Base Value, multiplied by,

(b)               The number of Ordinary Shares with respect to which the Stock Appreciation Right is exercised.

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APPENDIX A

14.3          Tandem Stock Appreciation Rights. If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right shall be granted at the same time as the related Option, and the following special rules shall apply:

(a)                The Base Value shall be equal to or greater than the per Ordinary Share exercise price under the related Option;

(b)               The Tandem Stock Appreciation Right may be exercised for all or part of the Ordinary Shares which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when an Ordinary Share is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be canceled);

(c)                The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d)               The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per Ordinary Share exercise price under the related Option and the Fair Market Value of the Ordinary Shares subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of the Ordinary Shares with respect to which the Tandem Stock Appreciation Right is exercised; and

(e)                The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of the Ordinary Shares subject to the related Option exceeds the per Ordinary Share exercise price under the related Option.

Article XV
RECAPITALIZATION OR REORGANIZATION

15.1          Adjustments to Ordinary Shares. The shares with respect to which Awards may be granted under the Plan are Ordinary Shares as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of Ordinary Shares underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of the Ordinary Shares or the payment of an Ordinary Share dividend on Ordinary Shares without receipt of consideration by the Company, the number of Ordinary Shares with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding Ordinary Shares, shall be proportionately increased, and the purchase price per Ordinary Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Ordinary Shares, shall be proportionately reduced, and the purchase price per Ordinary Share shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XV, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

15.2          Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of Ordinary Shares then covered by such Award, the number and class of shares and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of Ordinary Shares then covered by such Award.

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APPENDIX A

15.3          Other Events. In the event of changes to the outstanding Ordinary Shares by reason of extraordinary cash dividend, reorganization, mergers, consolidations, combinations, split-ups, spin-offs, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of Ordinary Shares or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 15.1, 15.2 or this Section 15.3, the aggregate number of Ordinary Shares available under the Plan pursuant to Section 5.1 (and the Code Section 162(m) limit set forth therein) may be appropriately adjusted by the Board, the determination of which shall be conclusive. In addition, the Committee may make provision for a cash payment to a Participant or a person who has an outstanding Award. The number of Ordinary Shares subject to any Award shall be rounded to the nearest whole number.

15.4          Powers Not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Ordinary Shares or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

15.5          No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of Ordinary Shares subject to Awards theretofore granted or the purchase price per Ordinary Share, if applicable.

Article XVI
AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVI, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date). The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of shareholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XV, materially increase the number of Ordinary Shares subject to the Plan or the individual Award Agreements specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify or suspend Section 7.7 (re-pricing prohibitions) or this Article XVI. In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code or to exempt the Plan or any Award from Section 409A of the Code).

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APPENDIX A

Article XVII
MISCELLANEOUS

17.1          No Right to Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

17.2          No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

17.3          Other Laws; No Fractional Shares; Withholding. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Ordinary Shares in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or Ordinary Shares issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code. No fractional Ordinary Shares shall be delivered, nor shall any cash in lieu of fractional Ordinary Shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of Ordinary Shares, no Ordinary Shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Ordinary Shares (including Ordinary Shares issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

17.4          No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

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APPENDIX A

17.5          Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) where permitted under applicable tax rules, by gift to any Family Member of the Holder, subject to compliance with applicable laws. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 17.3 hereof.

17.6          Beneficiary Designations. Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

17.7          Rule 16b-3. It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

17.8          Section 162(m). The following conditions shall apply if it is intended that the requirements of Section 162(m) of the Code be satisfied such that Awards under the Plan which are made to Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall constitute “performance-based” compensation within the meaning of Section 162(m) of the Code: Any Performance Goal(s) applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based” compensation under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established. The Performance Criteria to be utilized under the Plan to establish Performance Goals shall consist of objective tests based on one or more of the following: earnings or earnings per share, cash flow or cash flow per share, operating cash flow or operating cash flow per share revenue growth, product revenue growth, financial return ratios (such as return on equity, return on investment and/or return on assets), share price performance, shareholder return, equity and/or value, operating income, operating margins, earnings before interest, taxes, depreciation and amortization, earnings, pre- or post-tax income, economic value added (or an equivalent metric), profit returns and margins, credit quality, sales growth, market share, working capital levels, comparisons with various share market indices, year-end cash, debt reduction, assets under management, operating efficiencies, strategic partnerships or transactions (including co-development, co-marketing, profit sharing, joint venture or other similar arrangements), and/or financing and other capital raising transaction. Performance criteria may be established on a Company-wide basis or with respect to one or more Company business units or divisions or subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies. When establishing Performance Goals for the applicable Performance Period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes, and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act. Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) of the Code as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m) of the Code. The Committee may postpone the exercising of Awards, the issuance or delivery of Ordinary Shares under any Award or any action permitted under the Plan to prevent the Company or any subsidiary from being denied a federal income tax deduction, provided that such deferral satisfies the requirements of Section 409A of the Code. For purposes of the requirements of Treasury Regulation Section 1.162-27(e)(4)(i), the maximum aggregate amount that may be paid in cash during any calendar year to any one person (measured from the date of any payment) with respect to one or more Awards payable in cash shall be Two Million Dollars ($2,000,000).

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APPENDIX A

17.9          Section 409A. Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code unless such Award shall be structured to be exempt from or comply with all requirements of Code Section 409A. The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (or to be exempt therefrom) and shall be so interpreted and construed and no amount shall be paid or distributed from the Plan unless and until such payment complies with all requirements of Code Section 409A. It is the intent of the Company that the provisions of this Agreement and all other plans and programs sponsored by the Company be interpreted to comply in all respects with Code Section 409A, however, the Company shall have no liability to the Holder, or any successor or beneficiary thereof, in the event taxes, penalties or excise taxes may ultimately be determined to be applicable to any payment or benefit received by the Holder or any successor or beneficiary thereof.

17.10      Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

17.11      Other Benefit Plans. No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

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APPENDIX A

17.12      Limits of Liability. Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

17.13      Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

17.14      Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

17.15      No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award. Prior to receipt of Shares or cash distribution pursuant to the terms of an Award, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Holder shall have no greater claim to the Shares underlying such Award or any other assets of the Company than any other unsecured general creditor.

17.16      Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

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APPENDIX B

LIVEDEAL, INC.

CONVERTIBLE NOTE PURCHASE AGREEMENT

Up to $5,000,000 Principal Amount
Convertible Notes

January 7, 2014

Kingston Diversified Holdings LLC
535 Burleigh Private
Ottawa, Ontario K1J 1J9
Canada

The undersigned, LiveDeal, Inc., a Nevada corporation (the “Company”), proposes to issue and sell to Kingston Diversified Holdings LLC (the “Purchaser”), for cash up to $5,000,000 in principal amount of the Company’s Convertible Notes (collectively, the “Notes”). The Notes will be issued pursuant to and subject to the terms and conditions of this Agreement (the terms “Agreement” or “Purchase Agreement” as used herein or in any Exhibit or Schedule hereto shall mean this Agreement and the Exhibits and Schedules hereto individually and collectively as they may from time to time be modified or amended).

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, a stockholder, executive officer, director, manager or any other Person directly or indirectly controlling, controlled by or under common control with such Person, where “control” means the possession, directly or indirectly, of power to direct or cause the direction of the management or policies of an entity.

“Approval Date” means the date on which the Company receives approval of this Agreement and the transactions contemplated hereby from the NASDAQ Capital Market, in form and substance reasonably satisfactory to the Company and Purchaser, following the Company’s submission of a Listing of Additional Shares Application relating hereto.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Nevada are authorized or required by law to close.

“Change of Control Transaction” means (a) a sale, lease or other disposition of assets or properties of the Company and its Subsidiaries (calculated on a consolidated basis) having a book value of fifty-one percent (51%) or more of the book value of all the assets and properties thereof, or (b) any transaction in which one or more persons (other than a holder of capital stock of the Company on the First Closing Date, or an Affiliate of or successor to any such holder) shall after the First Closing Date directly or indirectly acquire from the holders thereof, by purchase or in a merger, consolidation or other transfer or exchange of outstanding capital stock, ownership of or control over capital stock of the Company (or securities exchangeable for or convertible into such stock or interests) entitled to elect a majority of the Company’s Board of Directors or representing at least fifty-one percent (51%) of the number of shares of common stock outstanding.

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APPENDIX B

“Closing” shall have the meaning set forth in Section 1.3 hereof.

“Code” shall have the meaning set forth in Section 2.3 hereof.

“Common Stock” means the common stock of the Company, par value $.001 per share; provided, however, that, in the event of any capital reorganization or reclassification of the common stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale or transfer of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or similar equity interests with respect to or in exchange for common stock, then the term “Common Stock” shall mean, for all purposes, such stock, securities or similar equity interests.

“Conversion Shares” means Shares of Common Stock issued or issuable upon conversion of the Notes (but, for avoidance of doubt, shall not include Warrant Shares).

“Disclosure Reports” means all reports, schedules, forms, statements, and other documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Act and/or the Exchange Act, and the rules and regulations promulgated under each, including pursuant to Section 13(a) or 15(d) of the Exchange Act, as well as all amendments to such filings and reports and all exhibits and documents incorporated by reference therein or attached thereto, that have been filed as of the applicable Closing.

“Effective Date” means the date of this Agreement, as set forth above.

“ERISA” means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

“Event of Default” shall have the meaning set forth in Section 7 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Issuances” shall have the meaning set forth in Section 12.13 hereof.

“GAAP” means generally-accepted accounting principles within the United States of America, consistently applied.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Indemnified Parties” shall have the meaning set forth in Section 12.6 hereof.

“Indemnifying Parties” shall have the meaning set forth in Section 12.6 hereof.

“Material Adverse Effect” shall have the meaning set forth in Section 3.3 hereof.

“Maturity Date” means the second (2nd) anniversary of the Effective Date.

“New Price” shall have the meaning set forth in Section 12.13 hereof.

“New Shares” shall have the meaning set forth in Section 12.13 hereof.

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APPENDIX B

“Notes” shall have the meaning set forth in the Preamble.

“Organizational Documents” means, as to any corporation, limited liability company or limited partnership (a) its certificate or articles of incorporation or formation or certificate of limited partnership, and all amendments thereto, and (b) its bylaws, limited liability company agreement or partnership agreement, and all amendments thereto.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

“Purchaser” shall have the meaning set forth in the Preamble.

“SEC” means the United States Securities and Exchange Commission.

“Securities” means the Notes, the Conversion Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

“Transaction Documents” means the Purchase Agreement, the Notes and the Warrants.

“Warrants” means the warrants, substantially in the form of Exhibit B hereto, issued or issuable upon conversion of the Notes.

“Warrant Holder” or “Warrantholder” means the registered holder or holders of the Warrants or any related Warrant Shares.

“Warrant Shares” means Shares of Common Stock issued or issuable upon exercise of the Warrants.

The Company and Purchaser agree as follows:

Section 1. Purchase and Sale of the Notes.

1.1 Issuance of the Notes. Subject to the terms and conditions of this Agreement, the Company agrees to sell to Purchaser, and Purchaser agrees to purchase from the Company for cash, from and after the Approval Date until and including the Maturity Date, one or more Notes in an aggregate principal amount of up to $5,000,000; provided, however, that no individual purchase of Notes shall be in an amount that is less than $100,000. Either the Company or Purchaser shall have the right to cause the sale and issuance of Notes pursuant to this Agreement, with each Note to be sold and issued upon at least three (3) Business Days advance written notice from the Company or Purchaser, as applicable. Each Note sold and issued pursuant to this Agreement shall (a) be dated as of the date of its issuance, (b) be substantially in the form of Exhibit A hereto with the blanks appropriately completed in conformity herewith, (c) be payable on the Maturity Date, and (d) bear interest (based on a 360-day year counting actual days elapsed) from the date of issuance thereof until due and payable, unless earlier prepaid in full or converted, at the rate equal to eight percent (8.00%) per annum. All interest on each Note shall be payable in cash on the Maturity Date or upon prepayment in full or conversion of such Note.

3

APPENDIX B

1.2 Payment of Purchase Price. The purchase price for each Note shall be (a) equal to ninety-five percent (95.00%) of the principal amount of the applicable Note, reflecting a five percent (5.00%) discount at issuance, and (b) payable on the date of issuance thereof in cash by wire transfer of immediately available funds pursuant to the Company’s written instructions.

1.3 Multiple Closings. The Company’s sale and issuance of Notes hereunder may occur in one or more closings (each a “Closing”) between the Approval Date and the Maturity Date. Each Closing shall be subject to the satisfaction or waiver of the conditions set forth in Section 4.1 hereof. The parties shall reasonably agree as to the time and place for each Closing. At each Closing, the Company shall deliver to Purchaser the Note purchased by Purchaser, and Purchaser shall deliver the purchase price (less any agreed deductions, including the discount contemplated by Section 1.2 hereof) by wire transfer of immediately available funds pursuant to the Company’s written instructions.

Section 2. Intentionally Omitted.

Section 3. Representations and Warranties. In order to induce Purchaser to purchase the Notes, the Company hereby represents and warrants to, and agrees with, Purchaser and its respective successors, endorsees and assigns that, as of the date hereof and as of the date of each Closing, that, except as set forth in the Disclosure Reports:

3.1 No Default. No Event of Default and no event, condition, act or omission to act, which with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing or will have occurred and be continuing at the time of or immediately after the Closing Date.

3.2 Organizational Documents. Each of the Company and its Subsidiaries has delivered or made available to Purchaser an accurate and complete copy of its Organizational Documents and all amendments thereto.

3.3 Existence and Qualification. Each of the Company and its Subsidiaries is a corporation, limited liability company or limited partnership validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation. Each of the Company and its Subsidiaries is duly qualified to do business and in good standing as a foreign entity in each jurisdiction where its failure to so qualify or be in good standing as a foreign entity could reasonably be expected to have a material adverse effect on the business, operations, properties or financial condition of the Company and its Subsidiaries, taken as a whole, or the ability of the Company and its Subsidiaries, taken as a whole, to perform their obligations under the Transaction Documents (a “Material Adverse Effect”).

3.4 Power and Authority. Each of the Company and its Subsidiaries has all necessary corporate, limited liability company or partnership power and authority necessary to own, operate or lease its properties and assets and to conduct its business as now conducted by it. The Company has all necessary corporate power and authority necessary to borrow under the Purchase Agreement and to issue the Notes and, upon the conversion thereof, the Warrants, and to execute, deliver and perform the Transaction Documents to which it is a party. The Company has taken all corporate action required to authorize the borrowings under the Purchase Agreement, the issuance of the Notes and, upon the conversion thereof, the Warrants, and the execution, delivery and performance of the Transaction Documents to which it is a party.

4

APPENDIX B

3.5 Due Execution and Delivery. The Company has duly executed and delivered each of the Transaction Documents to which it is a party. The certificates representing the Notes have been, and upon conversion of the Notes the Warrants will be, duly and properly executed and delivered.

3.6 Consents; Governmental Approvals. No consent or approval of any person, firm or corporation, and no consent, license, approval or authorization of, or registration, filing or declaration with, any governmental authority, bureau or agency is required to be obtained or made by or on behalf of the Company or any of its Subsidiaries in connection with the issuance of the Notes or the Warrants, the execution, delivery or performance of any of the Transaction Documents or the completion of the transactions contemplated thereby, except for the approval of the Board of Directors of the Company and the approval of the managers or general partners of the Subsidiaries, as applicable, the approval of the stockholders of the Company and the approval of the members or the limited partners of the Subsidiaries, as applicable, each of which shall have been obtained or made prior to the Closing Date.

3.7 Binding Effect. Each of the Transaction Documents to which the Company is a party is its legal, valid and binding obligation, enforceable against the Company in accordance with its terms.

3.8 Absence of Conflicts. The issuance of the Notes and the Warrants by the Company, and the execution, delivery and performance of the Transaction Documents by the Company do not and will not (a) conflict with or violate any provision of the Organizational Documents of the Company or the Subsidiaries, (b) conflict with or result in a violation, breach or default by the Company or any of its Subsidiaries under (i) any provision of any existing statute, law, rule or regulation binding on it or any order, judgment, award, decree, license or authorization of any court or governmental instrumentality, authority, bureau or agency binding on it, or (ii) any mortgage, indenture, lease or other contract, agreement, instrument or undertaking to which it is a party or will be a party immediately after the Closing Date, or by which or to which it or any of its property or assets is now or immediately after the Closing Date will be bound or subject, or (c) result in the creation or imposition of any lien, encumbrance or other charge on any of its properties or assets, except for liens permitted by Section 6.1 or liens in favor of Purchaser created by the Purchase Agreement and Transaction Documents, except in the case of clause (b) for violations, breaches or defaults that would not reasonably be expected to have a Material Adverse Effect.

3.9 Litigation. No litigation, proceedings or investigations of or before any court, arbitrator or governmental authority are currently pending or threatened against Company or any of its Subsidiaries or pending or threatened against any other person, firm or corporation, which (a) question the validity or the enforceability of, or otherwise seek to restrain the performance of, any of the Transaction Documents or any actions taken or to be taken thereunder, (b) in any one case are material, or (c) in the aggregate are reasonably likely to have a Material Adverse Effect.

3.10 No Defaults; Adverse Changes. Neither the Company nor any of its Subsidiaries is, or immediately after the Closing Date will be, in default under or in violation of (a) its Organizational Documents, (b) any agreement or instrument to which it is a party or will then be a party, (c) any statute, rule, writ, injunction, judgment, decree, order or regulation of any court or governmental authority having jurisdiction over it, or (d) any license, permit, certification or approval requirement of any customer, supplier, governmental authority or other person, in any way that, in the case of (b), (c) or (d) above, could reasonably be expected to have a Material Adverse Effect. There is no proposed legislative or regulatory change, any threatened or pending revocation of any license or right to do business with respect to the Company or any of its Subsidiaries, or any threatened or pending labor trouble, condemnation, requisition or embargo that could reasonably be expected to have a Material Adverse Effect.

5

APPENDIX B

3.11 Financial Statements. Purchaser has been furnished with the audited consolidated financial statements of the Company and its Subsidiaries for the most recently competed fiscal year as required by Section 5.1.1 and the unaudited consolidated financial statements of the Company and its Subsidiaries for the most recently competed fiscal quarter as required by Section 5.1.2. Such financial statements have been prepared in accordance with GAAP, consistently applied, and fairly present the financial condition and the results of operations of the Company and its Subsidiaries, as the case may be, subject, in the case of interim financial statements, to (a) year-end adjustments, which individually and in the aggregate will not be materially adverse, and (b) the absence of footnotes.

Section 4. Conditions Precedent. The obligation of Purchaser to purchase Notes hereunder at each Closing shall be subject to the satisfaction of each of the following conditions precedent on the date of such Closing:

4.1 Representations. All representations and warranties made in Section 3 of this Agreement and in any other agreement, certificate or instrument furnished to Purchaser in connection herewith, shall be true and correct with the same force and effect as though such representations and warranties had been made at the time of, and immediately after giving effect to, the sale of the Notes on the Closing Date.

4.2 No Default. At the time of and immediately after giving effect to the sale of the Notes on the Closing Date there shall exist no Event of Default and no condition, event or act that, with the giving of notice or lapse of time, or both, would constitute such an Event of Default.

4.3 No Adverse Change. There shall have been (a) since the most recently competed fiscal year, no material adverse change in the assets, business, operations, properties or financial condition of the Company and its Subsidiaries, taken as a whole, (b) no material adverse change or disruption in the financial markets, the capital markets or the industries of the Company and its Subsidiaries that could affect the Company or Purchaser, and (c) no litigation commenced which, if successful, could reasonably be expected to have a Material Adverse Effect or which would in any way interfere with the transactions contemplated by this Agreement.

4.4 Additional Documents. Purchaser shall have received all such other agreements, documents, instruments, approvals, certificates, opinions and information as Purchaser shall reasonably request in connection with this Agreement, the Notes, the Warrants, the other Transaction Documents and the transactions herein and therein contemplated, including, without limitation, those specified in the list of closing documents delivered by Purchaser to the Company, all of which shall be in form and substance reasonably satisfactory to Purchaser and its counsel.

Section 5. Affirmative Covenants. The Company covenants and agrees that it will:

5.1 Financial Statements and Information. Furnish or cause to be furnished to Purchaser the following financial statements and information:

5.1.1 As soon as available, but in any event within ninety (90) days after the close of each fiscal year of the Company, audited consolidated and unaudited consolidating balance sheets of the Company and of each of its Subsidiaries as of the close of such fiscal year, and audited consolidated and unaudited consolidating statements of income and retained earnings and cash flows of the Company and of each of its Subsidiaries for such fiscal year, together with (a) copies of the reports and certificates relating thereto of independent certified public accountants of recognized standing selected by the Company and reasonably satisfactory to Purchaser, (b) such accountants’ letter to management relating to such financial statements, and (c) a report of the chief executive officer or the chief financial officer of the Company containing management’s discussion and analysis of the Company’s financial condition, results of operations and affairs for such year.

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APPENDIX B

5.1.2 As soon as available but in any event within forty-five (45) days after the close of each quarter of each fiscal year of the Company, unaudited consolidated and consolidating balance sheets of the Company and of each of its Subsidiaries as of the last day of such quarter and unaudited consolidated and consolidating statements of income and retained earnings and cash flows of the Company and of each of its Subsidiaries for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, each such balance sheet and statement of income and retained earnings and changes in financial position to be certified by the chief executive officer and the chief financial officer of the Company, in his individual capacity, as fairly presenting in all material respects the financial condition and results of operation of the Company or such Subsidiary, provided that any such certificate may state that the accompanying balance sheet and statements are subject to normal year-end adjustments.

5.2 Corporate Existence and Business. Maintain, and cause each Subsidiary to maintain, its separate corporate, limited liability company or partnership existence, as applicable, and its qualification and good standing in all States in which the failure to so qualify or be in good standing could reasonably be expected to have a Material Adverse Effect; and carry on business of the same general types presently conducted by it.

5.3 Insurance. Maintain, and cause each Subsidiary to maintain, insurance to such extent and covering such risks as shall be required by law or by any agreement to which the Company or such Subsidiary is a party, and in any event, insurance with such limits and covering such risks as is customary for companies engaged in the same or a similar business in the same general areas, and cause each such policy to be endorsed to provide Purchaser at least thirty (30) days’ prior written notice of any cancellation, non-renewal or amendment. Promptly give notice to Purchaser of any cancellation or lapse in coverage of any policy of insurance maintained by the Company or any Subsidiary

5.4 Access to Properties and Information. (a) Provide and cause its Subsidiaries to provide such information concerning the operations of the Company and of its Subsidiaries as Purchaser may from time to time reasonably request in writing; (b) upon reasonable advance notice permit, and cause each Subsidiary to permit, representatives of Purchaser full and free access during normal business hours to its management personnel, properties, books and records, allow and cause each Subsidiary to allow the members of its management to discuss the affairs, finances and business of the Company and such Subsidiary with Purchaser, and permit and cause each Subsidiary to permit Purchaser to consult with and advise its directors and officers on the management of its business; and (c) upon request by a Purchaser, direct, and cause each Subsidiary to direct, its independent accountants to discuss the affairs, finances and business of the Company and its Subsidiaries with Purchaser.

5.5 Notices. Promptly give notice to Purchaser of (a) any litigation, proceeding, investigation or claim that relates in whole or in part to this Agreement or any of the Notes and the Warrants, (b) any litigation, proceeding, investigation or claim against or, after the Company becomes aware of the same, affecting the Company or any Subsidiary that can reasonably be expected to materially adversely affect the financial condition or business of, or to result in a material liability of or judgment or order against, the Company and its Subsidiaries (taken as a whole), whether or not covered by insurance, or (c) the occurrence or claimed occurrence of an Event of Default specified in Section 7. The Company shall furnish to Purchaser from time to time all information that Purchaser shall reasonably request with respect to the status of any such litigation, proceeding, investigation or claim to which the Company or any Subsidiary is a party.

7

APPENDIX B

5.6 Obligations. Pay, discharge or otherwise satisfy, and cause each Subsidiary to pay, discharge or otherwise satisfy, all its obligations and liabilities, whether for labor, materials, supplies, services or anything else, before they become delinquent, except to the extent that (a) appropriate reserves therefor have been provided on its books and the validity or amount of such liability or obligation is being contested in good faith and by appropriate proceedings, and (b) the failure to pay or discharge the same could not reasonably be expected to have a Material Adverse Effect.

5.7 Maintenance of Property. Maintain, keep and preserve, and cause each Subsidiary to maintain, keep and preserve, all of its properties used or useful in its business in good repair, working order and condition (ordinary wear and tear excepted) and from time to time make all necessary and proper repairs, renewals, replacements and improvements thereto; and maintain, preserve and protect all licenses, copyrights, patents and trademarks owned or held under license and material to the business of the Company or any Subsidiary (excluding any owned by suppliers of the Company and its Subsidiaries).

5.8 Maintenance of Records. Keep and cause its Subsidiaries to keep proper books of record and account in which full, true and correct entries will be made, in accordance with generally accepted accounting principles, of all dealings or transactions of or in relation to the business and affairs of the Company and its Subsidiaries.

5.9 Compliance with Applicable Law. Comply, and cause each Subsidiary to comply, with each statute, law, rule, regulation, order or other governmental requirement, noncompliance with which (in any one instance or in the aggregate) is reasonably likely to materially and adversely affect (a) the business, operations, property or financial condition of the Company and its Subsidiaries taken as a whole, or (b) the Company’s ability to perform its obligations under the Transaction Documents.

5.10 Further Assurances. Execute and deliver or cause to be executed and delivered such further instruments and do or cause to be done such further acts as may be reasonably necessary to carry out this Agreement.

Section 6. Negative Covenants. The Company covenants and agrees that it will not:

6.1 Liens and Encumbrances. Contract, create, incur, assume or suffer to exist, or permit any of its Subsidiaries to contract, create, incur, assume or suffer to exist, any mortgage, pledge, security interest, lien or other charge or encumbrance of any kind (including the charge upon property purchased under any conditional sale or other title retention agreement) upon or with respect to any of its or their property or assets, whether now owned or hereafter acquired, except:

6.1.1 Liens in connection with worker’s compensation, unemployment insurance or other social security or similar obligations;

6.1.2 Deposits or pledges securing the performance of bids, tenders, contracts (other than deposits of cash to secure the payment of money by the Company or any of its Subsidiaries), leases, statutory obligations, surety and appeal bonds and other obligations of like nature made in the ordinary course of business;

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APPENDIX B

6.1.3 Mechanics’, carriers’, landlords’, warehousemen’s, workers’, materialmen’s or other like liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith;

6.1.4 Liens for taxes, assessments, levies or governmental charges imposed upon the Company or its Subsidiaries or their respective properties, operations, income, products or profits, which shall not at the time be due or payable or if the validity thereof is being contested in good faith by appropriate proceedings;

6.1.5 Reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions and other similar title exceptions or encumbrances affecting real property which do not materially detract from the value of the property affected or materially interfere with the ordinary conduct of the business of the Company or any Subsidiary;

6.1.6 Attachment, judgment and other similar liens arising in connection with court proceedings, provided that the execution or other enforcement thereof is effectively stayed (including stays resulting from the filing of an appeal) within sixty (60) days and the claims secured thereby are being contested in good faith by appropriate proceedings;

6.1.7 Capital lease obligations or security interests securing purchase money indebtedness not otherwise prohibited hereunder, provided that such security interests do not extend or attach to assets other than those acquired with the proceeds of such indebtedness;

6.1.8 Leases of real property; and

6.1.9 Liens existing on the date hereof and set forth in the Disclosure Reports.

6.2 Loans. Lend money or credit, or make or permit to be outstanding loans or advances, to any person, firm or corporation or other enterprise, or permit any Subsidiary to lend, make or permit any of the foregoing, except (a) loans or advances in the nature of deposits or prepayments to subcontractors, suppliers and others in the ordinary course of business, (b) loans or advances between Subsidiaries and the Company, between Subsidiaries, and (c) loans or advances to employees, not exceeding $10,000 in the aggregate at any one time outstanding.

6.3 Liquidation or other Disposition of Business. Except in connection with any merger or consolidation of the Company with one or more of its Subsidiaries or the Subsidiaries with one or more other Subsidiaries, (a) wind up, liquidate its affairs or dissolve, or permit any Subsidiary to do so; enter into any transaction of merger or consolidation or permit any Subsidiary to do so, or (b) convey, sell, lease or otherwise dispose of all or (except inventory sold in the ordinary course of business) any substantial part of its assets or properties, or permit any Subsidiary to do so.

6.4 Indebtedness. Directly or indirectly create, incur or assume, or otherwise be, become or remain liable on, or permit any Subsidiary to do so, any indebtedness for borrowed money or the deferred purchase price of property, any other liability evidenced by bonds, debentures, notes or similar instruments, or under leases required to be capitalized in accordance with GAAP, except for indebtedness evidenced by the Notes or otherwise contemplated by this Agreement.

6.5 Affiliates. Purchase, acquire or lease any property from, or sell, transfer or lease any property to, or permit any Subsidiary to do so, any Affiliate except (a) in transactions which are on terms comparable in all material respects to the terms which would prevail in an arm’s-length transaction between unaffiliated third parties, and (b) in transactions between the Company and any Subsidiary, or between Subsidiaries, not otherwise prohibited by this Agreement.

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APPENDIX B

6.6 ERISA. Terminate or withdraw, or permit any Subsidiary to terminate or withdraw, from any plan defined in Section 4021(a) of ERISA in respect of which the Company or any Subsidiary is an “employer” or a “substantial employer” as defined in Sections 3(5) and 4001(a)(2) of ERISA, respectively, so as to result in any material liability of the Company or any of its Subsidiaries to the PBGC pursuant to Subtitle A of Title IV of ERISA or material liability of the Company or any of its Subsidiaries to such plan; engage, or permit any Subsidiary to engage, in any “prohibited transaction” (as defined in Section 4975 of the Code) involving any such plan which would result in a material liability for an excise tax or civil penalty in connection therewith; incur or suffer to exist, or permit any Subsidiary to incur or suffer to exist, any material “accumulated funding deficiency” (as defined in Section 302 of ERISA), whether or not waived, involving any such plan; incur, or permit any Subsidiary to incur, any withdrawal liability in connection with a “complete withdrawal” or a “partial withdrawal”, as defined in Sections 4203 and 4205, respectively, of ERISA, with respect to any multiemployer plan as defined in Section 3(37) of ERISA; establish, or permit any Subsidiary to establish, any new employee pension benefit plans; or increase or permit any Subsidiary to increase the benefits under any employee pension benefit plans.

Section 7. Events of Default. In the event that:

7.1 The Company fails to pay (a) any principal of any Note when such amount becomes due in accordance with the terms thereof, or (b) any interest on any Note or any other payment of money required to be made to any of Purchaser hereunder, within three (3) days after such amount becomes due in accordance with the terms hereof; or

7.2 Any representation or warranty made to Purchaser in this Agreement or in any certificate, agreement or instrument executed and delivered to Purchaser by the Company or any Subsidiary or by its accountants or officers pursuant to this Agreement is false, inaccurate or misleading in any material respect on the date as of which made; or

7.3 (a) the Company defaults in the performance of any term, covenant, agreement, condition, undertaking or provision of Section 6 hereof, or (b) the Company defaults in the performance of any other term, covenant, agreement, condition, undertaking or provision of this Agreement, any of the Notes or any other agreement or instrument executed and delivered to any of Purchaser (or their agent) by the Company as provided in this Agreement or in connection with the transactions contemplated in this Agreement, and such default is not cured or waived within thirty (30) days after the Company receives notice of such default from Purchaser or from a third party; or

7.4 the Company fails to pay any principal of or interest on any of its other material indebtedness for a period longer than the grace period, if any, provided for such payment; or

7.5 a Change of Control Transaction occurs; or

7.6 (a) One or more final judgments, decrees or orders shall be entered against the Company or any Subsidiary involving in the aggregate a liability (not fully covered by insurance other than applicable deductibles) of $100,000 or more and all such judgments, decrees or orders shall not have been vacated, paid or discharged, dismissed, or stayed or bonded pending appeal (or other contest by appropriate proceedings) within sixty (60) days from the entry thereof, (b) pursuant to one (1) or more judgments, decrees, orders, or other proceedings, whether legal or equitable, any warrant of attachment, execution or other writ is levied upon any property or assets of the Company or any Subsidiary and is not satisfied, dismissed or stayed (including stays resulting from the filing of an appeal) within sixty (60) days, (c) all or any substantial part of the assets or properties of the Company or any Subsidiary are condemned, seized or appropriated by any government or governmental authority, or (d) any order is entered in any proceeding directing the winding up, dissolution or split-up of the Company or any Subsidiary; or

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APPENDIX B

7.7 (a) Any event occurs of a type described in Section 4043(b) of ERISA with respect to, or any proceedings are instituted by the PBGC to have a trustee appointed to administer or to terminate, any plan referred to in Section 6.6 hereof, of the Company or any Subsidiary, which event or institution of proceedings is, in the reasonable opinion of Purchaser, reasonably likely to result in a termination of such plan and to have a material adverse effect upon the business, operations, assets or financial condition of the Company and its Subsidiaries as a consolidated entity, or (b) a trustee shall be appointed by a United States District Court to administer any such plan with vested unfunded liabilities that are material in relation to the business operations, assets or financial condition of the Company and its Subsidiaries as a consolidated entity; or

7.8 The Company (a) commences any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or (b) is the debtor named in any other case, proceeding or other action of a nature referred to in clause (a) above which (i) results in the entry of an order for relief or any such adjudication or appointment or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days, or (c) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence to, any order, adjudication or appointment of a nature referred to in clause (a) or (b) above, or (d) shall generally not be paying, shall be unable to pay, or shall admit in writing its inability to pay its debts as they become due, or (e) shall make a general assignment for the benefit of its creditors; or

7.9 On or at any time after the Closing Date (a) any of the Transaction Documents for any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void, or (b) the Company contests the validity or enforceability of any Transaction Document in writing or denies that it has any further liability under any Transaction Document to which it is party, or gives notice to such effect;

then, and in any such event (an “Event of Default”), (x) if such event is of the type described in Section 7.8, the Notes shall automatically become due and payable, or (y) in any other such event, and at any time thereafter, if such event shall then be continuing, subject to the provisions of Section 8, Purchaser may, by written notice to the Company, declare due and payable the principal of, and interest on, the Notes held by Purchaser, whereupon the same shall be immediately due and payable. In the event that any of the Notes becomes or is declared due and payable prior to its stated maturity, the same shall become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.

Section 8. Effectiveness of Covenants; Consents.

8.1 Effectiveness of Covenants. The covenants contained in this Agreement shall continue in full force and effect until the Notes and all other indebtedness outstanding under this Agreement are paid in full whereupon they shall terminate and be of no further force or effect, except that the covenants enumerated in the next sentence shall continue in full force and effect with respect to Purchaser holding Warrants and Warrant Shares after the payment of the Notes and such other indebtedness. Any holder of Warrants or Warrant Shares who does not also hold a Note shall be deemed a Purchaser hereunder with respect to such holder’s ownership of Warrants or Warrant Shares solely for the purposes of Sections 5.1.1, 5.1.2, 5.4, 5.5, 6.5, 8, 9, 10, 11, and 12.

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APPENDIX B

8.2 Consents and Waivers. Any provision in this Agreement to the contrary notwithstanding, with the written consent of Purchaser, the Company may be relieved from the effect of any Event of Default or from compliance with any covenant, agreement or undertaking contained herein or in any instrument executed and delivered as herein provided, except the provisions for the payment or prepayment of the Notes, and the provisions of the Warrants.

Section 9. Investment Representation. Purchaser acknowledges (a) that the Notes and the other Securities being acquired by Purchaser are not being and will not be registered under the Securities Act on the ground that the issuance thereof is exempt from registration under Section 4(2) of the Securities Act as not involving any public offering, and (b) that the Company’s reliance on such exemption is predicated in part on the representation hereby made to the Company by Purchaser that it is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act, and is acquiring the Notes and the other Securities for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. Purchaser is not aware of any particular occasion, event or circumstance upon the occurrence or happening of which it intends to dispose of the Notes or other Securities.

Section 10. Transfers; Replacement of Notes.

10.1 Transfers. Purchaser shall be entitled to assign and transfer all or any part of its Notes or Warrants, or any interest or participation therein, and its related rights under this Agreement; and upon the assignment or transfer by Purchaser of all or any part of its Notes or Warrants or its interest therein (except in public offering registered under the Securities Act, or a sale pursuant to Rule 144 thereunder), the term “Purchaser” as used herein shall thereafter include, to the extent of the interest so assigned or transferred, the assignee or transferee of such interest.

10.2 Issuance of New Notes. The Company will at any time, at its expense, at the request of a holder of a Note, and upon surrender of such Note for such purpose, issue a new Note or Notes in exchange therefor, payable to the order of the holder or such person or persons as may be designated by such holder, dated the last date to which interest has been paid on the surrendered Note, or, if such exchange shall take place prior to the due date of the first interest payment, the date of issuance of such original Note, in such denominations as may be requested, in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered and substantially in the form of such Note with appropriate revisions. Upon such exchange the term “Note” as used herein shall include such new Note or Notes.

10.3 Replacement of Notes. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note; provided, however, if any Note of which Purchaser, its nominee, or any of its partners is the holder is lost, stolen or destroyed, the affidavit of an authorized partner or officer of the holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond, or other security shall be required as a condition to the execution and delivery by the Company of a new Note in replacement of such lost, stolen or destroyed Note other than the holder’s written agreement to indemnify the Company.

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APPENDIX B

Section 11. Judicial Proceedings.

11.1 Each of the parties hereto irrevocably and unconditionally agrees to be subject to the exclusive jurisdiction of any Arizona State or Federal court sitting in the City of Phoenix over any suit, action or proceeding arising out of or relating to this Agreement or any of the Notes, Warrants or other Transaction Documents. To the fullest extent it may effectively do so under applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

11.2 The Company agrees, to the fullest extent they may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in Section 11.1 brought in any such court shall, subject to such rights of appeal on issues other than jurisdiction as may be available, be conclusive and binding upon the Company and may be enforced in the courts of the United States of America or the State of Arizona (or any other courts to the jurisdiction of which the Company is or may be subject) by a suit upon such judgment.

11.3 Each of the parties hereto hereby irrevocably and unconditionally agrees (1) to the extent such party is not otherwise subject to service of process in the State of Arizona, to appoint and maintain an agent in the State of Arizona as such party’s agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Arizona.

11.4 Nothing in this Section 11 shall affect the right of any of Purchaser to serve process in any manner permitted by law, or limit any right that any of Purchaser may have to bring proceedings against the Company in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one (1) jurisdiction in any other jurisdiction.

11.5 THE COMPANY HEREBY EXPRESSLY WAIVES ANY RIGHTS IT MAY HAVE NOW OR HEREAFTER TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE NOTES, THE WARRANTS OR THE OTHER TRANSACTION DOCUMENTS.

11.6 Upon breach or default by the Company with respect to any obligation hereunder, under the Notes, the Warrants or other Transaction Documents, Purchaser (or their agents) shall be entitled to protect and enforce their rights at law, or in equity or by other appropriate proceedings for specific performance of such obligation, or for an injunction against such breach or default, or in aid of the exercise of any power or remedy granted hereby or thereby or by law.

Section 12. Miscellaneous.

12.1 Notices. All notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been given or made, and all financial statements, information and the like required to be delivered hereunder shall be deemed to have been delivered, five (5) days after deposited in the mails, registered or certified with postage prepaid, addressed to the Company at 6240 McLeod Drive, Suite 120, Las Vegas, Nevada 89120, Attn: Accounting Department, and to Purchaser at __________, or to such other address as any of them shall specify in writing to the other. No other method of giving notice is hereby precluded. Upon the reasonable request of Purchaser, the Company will deliver to Purchaser, at the Company’s expense, additional copies of all financial statements, information and the like required hereunder.

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APPENDIX B

12.2 Cumulative Remedies, Etc. No failure or delay on the part of any of Purchaser in exercising any right, power or privilege hereunder, and no course of dealing between the Company and Purchaser, or any of them, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which Purchaser, or any of them, would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Purchaser, or any of them, to take any other or further action in any circumstances without notice or demand.

12.3 No Oral Changes; Assignment; Survival of Representations. This Agreement may not be changed or terminated orally. This Agreement shall be binding upon the Company and Purchaser and its successors and assigns. Neither the Company nor Purchaser shall not make any assignment of its rights under this Agreement, the Notes, the Warrants or other Transaction Documents or subject this Agreement, the Notes, the Warrants or other Transaction Documents or its rights hereunder to any lien or security interest of any kind whatsoever; and any such assignment, lien or security interest shall be absolutely void and unenforceable as against Purchaser. All agreements, representations and warranties made herein or in writing otherwise in connection herewith shall survive the issuance of the Notes and the Warrants.

12.4 Expenses. Each of the parties hereto agrees to pay all of its expenses arising in connection with the negotiation, preparation, execution, delivery, administration, exercise of rights under and enforcement of, and any amendment, supplement or modification to, or waiver of any provision of, this Agreement, the Notes, the Warrants, and the Transaction Documents, including without limitation all documentary, stamp and similar taxes and assessments, all recording and filing fees and taxes charged by any governmental authority.

12.5 GAAP. All calculations after the Closing Date shall be made and all financial statements and data generated after the Closing Date and required hereby shall be prepared in accordance with GAAP (as in effect at the date of preparation) consistently applied, except as otherwise expressly provided herein.

12.6 Indemnification Generally. The Company and the Subsidiaries (collectively “Indemnifying Parties”) agree to indemnify and hold harmless Purchaser, their respective Affiliates, partners, subsidiaries, directors, officers, employees, agents and representatives (collectively, the “Indemnified Parties”) to the maximum extent permitted by law, from and against any and all liability (including, without limitation, reasonable legal fees incurred in defending against any such liability) under, arising out of or relating to this Agreement, the Notes, the Warrants and the other Transaction Documents, the transactions contemplated hereby or thereby or in connection herewith or therewith, and all action or failures to act and the transactions contemplated thereby, including (to the maximum extent permitted by law) any liability arising under Federal or state securities laws, except to the extent such liability shall result from any act or omission on the part of the Indemnified Parties constituting willful misconduct or gross negligence or the inaccuracy of representations in Section 9. The rights and obligations of the Indemnifying Parties under this Section 12.6 shall survive and continue to be in full force and effect notwithstanding the Notes not having been purchased, the repayment of the Notes, the expiration or repurchase of the Warrants or Warrant Shares and the termination of this Agreement. The Indemnifying Parties shall not be liable to the Indemnified Parties for any punitive, exemplary or consequential damages as a result of the transactions contemplated by this Agreement or the Transaction Documents.

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APPENDIX B

12.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Nevada and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required.

12.8 Execution of Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by the parties’ exchange of signature pages via facsimile, .pdf or similar electronic transmission, and any executed signature pages exchanged in such fashion shall be deemed originals for all purposes.

12.9 Public Announcements. None of the parties hereto shall issue any press release or other public statement concerning the transactions provided for in this Agreement without the prior consent of the other parties, except to the extent required by applicable law, regulation or legal process.

12.10 Captions; Gender. The descriptive headings of the Sections of this Agreement are inserted for convenience only and shall not affect the meaning, construction or interpretation of any of the provisions hereof. The use of the masculine form of a pronoun shall be deemed, where appropriate, to include the masculine and feminine forms of such pronoun.

12.11 Legends. Certificates evidencing the Securities issued upon any conversion of the Notes and/or exercise of the Warrants shall bear the following restrictive legend, in addition to any other legends determined to be necessary or appropriate in the Company’s reasonable discretion:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

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APPENDIX B

12.12 NASDAQ and Stockholder Approval Matters. The Company covenants and agrees to use commercially reasonable efforts to obtain, as promptly as practicable, any approvals of the Company’s stockholders required under the Company’s Organizational Documents, applicable law and/or the listing rules and regulations of the NASDAQ Capital Market in connection with the transactions contemplated by this Agreement. Following such approval (if obtained via written consent in compliance with the Company’s Organizational Documents and applicable law), the Company covenants and agrees to use commercially reasonable efforts to file with the SEC, as promptly as practicable, an Information Statement on Schedule 14C describing this Agreement and the transactions contemplated hereby. The parties acknowledge and agree that Purchaser shall not be entitled to convert any Notes, or exercise any Warrants, into shares of Common Stock, unless and until (a) any required stockholder approvals are obtained and (b) the time period prescribed by Rule 14c-2 promulgated under the Exchange Act has expired. Without limiting the generality of the foregoing, unless and until stockholder approval of the transactions contemplated by this Agreement is obtained by the Company, in no event shall Purchaser be entitled to convert any Notes, or exercise any Warrants, to the extent that any such conversion or exercise would result in Purchaser acquiring in such transactions a number of shares of Common Stock exceeding 19.99% of the number of shares of Common Stock issued and outstanding immediately prior to the Effective Date. Purchaser shall not be entitled to vote any shares of Common Stock acquired by it pursuant to this Agreement or the other Transaction Documents in connection with any such stockholder approval sought by the Company.

12.13 Anti-Dilution. If, within the two (2)-year period following the issuance of any Note, the Company issues shares of its capital stock in connection with a financing or an acquisition of, or merger or consolidation with, another entity (“New Shares”) at a price that is less than the applicable conversion price or exercise price actually paid by Purchaser for any Conversion Shares or Warrant Shares obtained pursuant to such Note (or the Warrant issuable upon conversion of such Note), as applicable (“New Price”), then within ten (10) Business Days of such issuance, Purchaser shall be issued, without payment of any additional consideration, additional shares of Common Stock so that such new shares when combined with the Conversion Shares and/or Warrant Shares issued to Purchaser upon conversion of the applicable Notes and/or exercise of the applicable Warrants would equal the number of shares of Common Stock Purchaser would have received had the applicable conversion price and/or exercise price been the New Price. Notwithstanding the foregoing, the New Price may not be less than $0.70 per share. Notwithstanding the foregoing or anything in this Agreement to the contrary, the following shall not be considered “New Shares” for purposes of this Section 12.13 (collectively, the “Excluded Issuances” and each an “Excluded Issuance”):

12.13.1 shares of capital stock issued upon conversion of, or exchange for, any outstanding (a) shares of any preferred stock, (b) options, or (c) securities of the Company convertible into or exercisable for shares of the Company’s, in all cases that are outstanding as of the First Closing Date;

12.13.2 restricted stock or options issued to directors, officers, employees or consultants of the Company pursuant to the Company’s existing stock incentive plan or any future stock incentive plan approved by the Company’s board of directors and stockholders;

12.13.3 shares of Common Stock issued to officers, directors, employees, consultants, service providers or vendors in lieu of cash payments otherwise due;

12.13.4 warrants or convertible securities issued or issuable to banks, equipment lessors, lenders or other financial institutions, or to real property lessors or in connection with a financing; or

12.13.5 any securities deemed in writing to not be New Shares by Purchaser.

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APPENDIX B

12.14 Preparation of Document/Independent Counsel. After Purchaser and the Company negotiated among themselves, this Agreement was prepared by Snell & Wilmer L.L.P, as legal counsel to the Company. Snell & Wilmer L.L.P. has not acted as legal counsel to any other party, including Purchaser. Purchaser acknowledges that it has had the opportunity to review this Agreement with its own legal counsel.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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APPENDIX B

If you are in agreement with the foregoing, please sign in the space provided below.

COMPANY: LIVEDEAL, INC., a Nevada corporation By: /s/ Tony Isaac Name: Tony Isaac Its: Authorized Signatory

The foregoing is hereby accepted
and agreed to, as of the date
first above written, by Purchaser
signing below:

PURCHASER:

KINGSTON DIVERSIFIED HOLDINGS LLC

By:     /s/ Tudor Mihai Gavrila

Name:     Tudor Mihai Gavrila

Its:     Managing Member

[Signature Page - Convertible Note Purchase Agreement]

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APPENDIX B

EXHIBIT A

Form of Note

(See attached)

A-1

APPENDIX B

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE WERE NOT ISSUED IN A TRANSACTION REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR, IN THE OPINION OF COUNSEL TO THE COMPANY, IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.

LIVEDEAL, INC.

CONVERTIBLE NOTE

U.S. $_____	Date of Issuance: __________, 20__

FOR VALUE RECEIVED, LiveDeal, Inc., a Nevada corporation (“Company”), hereby promises to pay to the order of __________, a[n] __________ (“Purchaser”), the aggregate principal sum of _____ and No/100 Dollars ($_____) (the “Principal”) in lawful currency of the United States of America, subject to the provisions contained herein. This Convertible Note (this “Note”) is one of the Notes described in the Note Purchase Agreement dated as of January ___, 2014, by and between the Company and Purchaser (as amended from time to time, the “Purchase Agreement”). The Company and Purchaser shall be collectively referred to as the “Parties”. Unless otherwise expressly provided in this Note, initially capitalized words or terms used in this Note shall have the meanings set forth in the Purchase Agreement.

ARTICLE 1
PAYMENT

1.1 Maturity Date. The Principal and any other amounts payable to Purchaser hereunder, shall be due and payable to Purchaser on the Maturity Date.

1.2 Interest. Interest will accrue from the date hereof on the Principal amount at the rate of eight percent (8.00%) per annum until all Obligations under this Note are paid in full or until the conversion of the Principal pursuant to Article 2 of this Note. If the Principal is not converted pursuant to Article 2 of this Note, interest shall be paid with the Principal amount and all other Obligations on the Maturity Date. If the Principal is converted pursuant to Article 2 of this Note, interest accrued through the date of conversion and all other Obligations shall be paid on the date of conversion in accordance with Article 2 of this Note.

1.3 Payment. All payments under this Note shall be made by check or wire transfer of immediately available funds and in lawful money of the United States of America at __________, or at such other place as Purchaser may from time to time designate in writing to the Company. Payments will be credited first, to costs of collection and other charges for which the Company is responsible pursuant to this Note, second, to accrued but unpaid interest, and the remainder to Principal.

1.4 Prepayment. The Company shall have the option to prepay this Note, together with accrued but unpaid interest, in whole or in part, at any time without premium or penalty.

1

APPENDIX B

ARTICLE 2
CONVERSION

2.1 Right to Convert into Common Stock; Conversion Price. Subject to Section 2.5 below, so long as any Principal due under this Note is outstanding, pursuant to Section 2.2 below, Purchaser may elect to convert, or the Company may cause the immediate conversion of, all or any portion of the Principal and accrued but unpaid interest into (a) that number of shares of the common stock of the Company (the “Common Stock”) as is obtained by dividing the dollar amount of the Principal and accrued but unpaid interest by the applicable Conversion Price per share of Common Stock (the “Conversion Shares”), and (b) a Warrant exercisable for a period of five (5) years, commencing on the Conversion Date (as defined below), for a number of shares of Common Stock equal to the number of Conversion Shares issuable upon conversion pursuant to clause (a) next preceding at an initial exercise price equal to one hundred ten percent (110%) of the Conversion Price then in effect. Subject to adjustment as provided in Section 2.3 hereof, the “Conversion Price” shall be an amount equal to seventy percent (70%) of the lesser of: (i) the closing bid price of the Common Stock on the Effective Date; or (ii) the 10-day volume weighted average closing bid price for the Common Stock, in each case as listed on NASDAQ for the ten (10) Business Days immediately preceding the date of the notice of conversion (the “Average Price”); provided, however, that in no event shall the Average Price per share be less than $1.00. For example, if the Average Price is $0.50 per share, then for purposes of calculating the Conversion Price, the Average Price per share would be $1.00 per share instead of $0.50 per share.

2.2 Mechanics of Conversion.

(a) Unless earlier converted at the election of the Company pursuant to clause (b) below, Purchaser may cause the conversion of this Note by delivering to the Company an executed notice of conversion in the form attached hereto as Exhibit A (the “Notice of Conversion”).

(b) The Company may cause the conversion of this Note by delivering to Purchaser a Notice of Conversion.

(c) After delivery of the Notice of Conversion, the Company and Purchaser shall agree to a date for such conversion which, in no event, shall be later than three (3) business days following the date of the Notice of Conversion (the “Conversion Date”). On or before the Conversion Date, Purchaser shall surrender the Note for conversion and the Company shall denote in its corporate records the ownership by Purchaser of the Conversion Shares, effective as of close of business on the Conversion Date. Effective as of close of business on the Conversion Date (i) the rights of Purchaser with respect to the Principal, together with all other amounts due hereunder to Purchaser shall cease, (ii) Purchaser shall be treated for all purposes as having become the record holder of such Conversion Shares, and (iii) such conversion shall be at the Conversion Price then in effect. The issuance of Common Stock upon conversion of this Note shall be made without charge to Purchaser for any tax in respect of such issuance, and such Conversion Shares shall be issued in such names as may be directed by Purchaser.

(d) In the event of a partial conversion of this Note, all of the applicable provisions hereof shall apply in respect of the portion of this Note that is converted into Conversion Shares, and this Note shall be restated to reflect the amount that remains due and payable hereunder, which shall be subject to subsequent conversion in accordance with the terms and conditions hereof.

2

APPENDIX B

2.3 Adjustment of Conversion Price. Subject to Section 2.4 hereof, the Conversion Price and number and kind of Conversion Shares or other securities to be issued upon conversion determined pursuant to Section 2.1 shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

(a) Merger, Sale of Assets, etc. If Company at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation or other entity, this Note shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section 2.3 shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

(b) Reclassification. If Company at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

(c) Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

(d) Dilutive Share Issuances. So long as this Note is outstanding, if the Company shall issue or agree to issue any shares of Common Stock for a consideration (or deemed price) less than the Conversion Price in effect at the time of such issue, then, and thereafter successively upon each such issue, the Conversion Price shall be reduced to such other lower issue price. For purposes of this adjustment, the issuance of any security carrying the right to convert or exchange such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of the above-described security and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Conversion Price. Notwithstanding the foregoing, in no event shall the Conversion Price be reduced below $0.70 per share pursuant to this Section 2.3(d). For the sake of clarity, no adjustment shall be made to the Conversion Price pursuant to this Section 2.3(d) in respect of any Excluded Issuance, and the provisions of this Section 2.3(d) are in addition to (not in lieu of) the provisions set forth in Section 12.13 of the Purchase Agreement.

2.4 Adjustment Notices. Whenever the Conversion Price is adjusted as provided in Section 2.3, Company shall promptly deliver to Purchaser written notice setting forth the revised Conversion Price with a statement of facts regarding the adjustment and the computation thereof.

2.5 Limitation on Conversion Pending Stockholder Approval. Purchaser’s right to convert the Principal due and payable under this Note into shares of Common Stock is expressly subject to the limitations and conditions set forth in Section 12.12 of the Purchase Agreement.

3

APPENDIX B

ARTICLE 3
COVENANTS OF COMPANY

3.1 Payment of Principal; Conversion. The Company hereby covenants and agrees that it shall pay or cause to be paid all amounts due hereunder on the Maturity Date or, if applicable prior to the Maturity Date, the Company shall effect or cause to be effected any conversion of the Principal into Conversion Shares.

3.2 Reserves. During the period the conversion right exists, the Company shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of issue upon conversion of this Note, such number of shares of Common Stock as shall then be issuable upon the conversion of this Note. The Company covenants that all such shares of Common Stock shall, upon issuance, be duly and validly issued, fully paid and non-assessable.

ARTICLE 4
DEFAULT; ACCELERATION

4.1 Events of Default. The occurrence of any Event of Default under the Purchase Agreement shall constitute an “Event of Default” hereunder.

4.2 Acceleration.

(a) Upon the occurrence of any Event of Default, the entire outstanding balance of the Principal and any other amounts payable to Purchaser hereunder shall become immediately due and payable to Purchaser, without any demand of or notice to the Company.

(b) Upon the occurrence of any Event of Default, Purchaser may exercise all rights and remedies available to it under any or all of the Transaction Documents or otherwise and may apply any of funds of either the Company in its possession to the outstanding indebtedness under this Note.

4.3 Costs of Collection. The Company hereby, jointly and severally, agree to pay all costs of collection, including attorneys’ fees and expenses, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any amount of the Principal or other amount owing hereunder is not paid when due, or to exercise any other right or remedy hereunder, or in the event Purchaser is made party to any claim, case, action or other proceeding because of the existence of the Principal, or if at any time Purchaser should incur any attorneys’ fees or expenses in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the Principal.

ARTICLE 5
GENERAL PROVISIONS

5.1 Remedies Cumulative and Continuing. All powers and remedies of Purchaser hereunder with respect to an Event of Default shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other thereof or of any other power or remedy available to Purchaser, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Note, and every power and remedy given by this Note or by applicable law to Purchaser may be exercised from time to time, and as often as shall be deemed expedient by Purchaser.

5.2 Replacement; Exchange. Upon receipt of evidence reasonably satisfactory to the Company of the ownership and the loss, theft, destruction or mutilation of this Note, the Company shall execute and deliver a new Note of like kind in lieu of and in substitution for the lost, stolen, destroyed or mutilated Note. This Note may be exchanged by surrender hereof at the office of the Company maintained for that purpose, and the Company shall execute and deliver in exchange herefor the Note or Notes which Purchaser making the exchange shall be entitled to receive.

4

APPENDIX B

5.3 Choice of Law. This Note shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Nevada and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required.

5.4 Notices. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally or by reputable overnight courier (e.g., Federal Express) or mailed first class, postage prepaid, registered or certified mail:

(a) If to Purchaser, to:

__________

__________

__________

Attn: __________

Facsimile: __________

(b) If to the Company, to:

LiveDeal, Inc.
6240 McLeod Drive, Suite 120
Las Vegas, Nevada 89120
Attn: Accounting Department
Facsimile No.: (702) 939-0244

Any party may change the address to which notices intended for it shall be sent by a notice to the other party given in the manner specified in this Section 5.4. Such notices and communications shall for all purposes of this Agreement be treated as being effective or having been given when delivered if delivered personally or by courier or, if sent by mail, when received.

5.5 Assignment. This Agreement shall be binding upon the Company and Purchaser and its successors and assigns. Neither the Company nor Purchaser shall not make any assignment of its rights under this Agreement, the Notes, the Warrants or other Transaction Documents or subject this Agreement, the Notes, the Warrants or other Transaction Documents or its rights hereunder to any lien or security interest of any kind whatsoever; and any such assignment, lien or security interest shall be absolutely void and unenforceable as against Purchaser.

5.6 Cooperation; Further Action. Each Party to this Note shall, without further consideration, execute and deliver any further or additional instruments and perform any acts which may become reasonably necessary to effectuate and carry out the purposes of this Note.

5.7 Severability. In the event any term or provision of this Note is declared to be invalid or illegal, for any reason, this Note shall remain in full force and effect and the same shall be interpreted as though such invalid and illegal provision were not a part hereof.

5

APPENDIX B

5.8 Amendments. This Note may not be altered or amended, and no right under this Note may be waived, except by a writing executed by the Parties to this Note or except as otherwise provided in this Note. No waiver of any term, provision, or condition of this Note, in any one or more instances, shall be deemed or construed as a further or continuing waiver of any such term, provision, or condition, or as a waiver of any other term, provision, or condition of this Note.

5.9 Integration. This Note and the other Transaction Documents constitute and embodies the full and complete understanding and agreement of the parties hereto and supersedes all prior understandings, whether oral or written.

5.10 Captions; Number and Gender. The captions, headings and arrangements used in this Agreement are for convenience only and shall not in any way affect, modify, control, or limit the meaning or applicability of such article or section. Words used herein, regardless of the number or gender stated, shall be deemed to refer to the singular or plural, or to the masculine, feminine or neuter, respectively, all as the context may admit.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

6

APPENDIX B

IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first set forth above.

COMPANY:

LIVEDEAL, INC., a Nevada corporation

By: __________________________________
Name: __________________________________
Its: __________________________________

PURCHASER:

__________

By: __________________________________
Name: __________________________________
Its: __________________________

7

APPENDIX B

Exhibit A

Form of Conversion Notice

Re:	Convertible Note (the “Note”) issued by LiveDeal, Inc., a Nevada corporation (the “Company”), dated __________, 20__, in the original principal amount of $__________.

Effective as of the date written below, the undersigned hereby [provides notice of its election to automatically covert / irrevocably elects to convert] $____________ of the unpaid principal amount on the Note into shares of the common stock of Company according to the terms and conditions set forth in the Note. If interests are to be issued in the name of a person or entity other than the undersigned, the undersigned hereby agrees to pay all transfer taxes payable with respect thereto.

Date of Conversion:____________________

Signature:____________________________

Name:__________________________________

If applicable, name and address of person or entity other than the undersigned to which Conversion Shares are to be registered and delivered:

Name:_________________________________

Address:________________________________

____________________________________

Social Security or Tax I.D. Number _____________

8

APPENDIX B

EXHIBIT B

Form of Warrant

(See attached)

B-1

APPENDIX B

NEITHER THIS WARRANT, NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (COLLECTIVELY, THE “SECURITIES”), HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR QUALIFICATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

LIVEDEAL, INC.

WARRANT

Warrant No. _____	Date of Issuance: __________, 20__[1]

LiveDeal, Inc., a Nevada corporation (the “Company”), hereby certifies that, for value received, __________, a[n] __________, or its registered assign (the “Holder”), is entitled to purchase from the Company _____[2] shares (as adjusted from time to time as provided in Section 11) of common stock, par value $0.001 per share, of the Company (the “Common Stock”) (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”), at an exercise price determined pursuant to Section 3 (the “Exercise Price”), at any time and from time to time from and after the date hereof through and including the date that is five (5) years following the date of issuance set forth above (the “Expiration Date”), and subject to the following terms and conditions:

1. Purchase Agreement. This Warrant is one of a series of Warrants (collectively, the “Warrants”) issued by the Company in connection with that certain Note Purchase Agreement, entered into as of January ___, 2014 (as amended from time to time, the “Purchase Agreement”), by and among the Company and the purchaser(s) identified on the signature pages thereto, and is subject to, and the Company and the Holder shall be bound by, all the applicable terms, conditions and provisions of the Purchase Agreement. This Warrant is being issued in connection with the conversion into shares of Common Stock of one of the Notes purchased under the Purchase Agreement.

2. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

3. Exercise Price. This Warrant may be exercised for a price per Warrant Share equal to $_____[3], subject to adjustment from time to time pursuant to Section 11.

______________________

1 Note to Draft: Warrant to be issued on the date of conversion of the corresponding Convertible Note.

2 Note to Draft: Number of Warrant Shares to be equal to the number of shares of Common Stock into which the corresponding Convertible Note was converted.

3 Note to Draft: Exercise Price to be equal to 110% of the Conversion Price under the corresponding Convertible Note.

APPENDIX B

4. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

5. Registration of Transfers. Subject to the Holder’s appropriate compliance with the restrictive legend on this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment substantially in the form attached hereto as Attachment B duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

6. Exercise and Duration of Warrants. Subject to Section 12 below, this Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 p.m., New York City time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. The Company may not call or redeem all or any portion of this Warrant without the prior written consent of the Holder.

7. Delivery of Warrant Shares.

(a) To effect conversions hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate number of Warrant Shares represented by this Warrant is being exercised. Upon delivery of an Exercise Notice substantially in the form attached hereto as Attachment A (an “Exercise Notice”) to the Company at its address for notice determined as set forth herein, and upon payment of the applicable Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than five (5) trading days after the Date of Exercise (as defined below)) issue and deliver, or cause its transfer agent to issue and deliver, to the Holder a certificate for the Warrant Shares issuable upon such exercise registered in the name of the Holder or its designee. A “Date of Exercise” means the date on which the Holder shall have delivered to the Company: (i) an Exercise Notice, appropriately completed and duly signed, and (ii) unless the Holder has elected a cashless exercise, payment of the Exercise Price (by certified or official bank check, intra-bank account transfer or wire transfer) for the number of Warrant Shares so indicated by the Holder to be purchased.

(b) If by the fifth trading day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 7(a), the Holder will have the right to rescind such exercise.

(c) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

APPENDIX B

8. Charges, Taxes and Expenses. Issuance and delivery of certificated or uncertificated shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee, or other incidental tax or expense in respect of the issuance of such shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

9. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a new warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver this mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the new warrant.

10. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from Liens or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 11). The Company covenants and warrants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable.

11. Certain Adjustments. The number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 11.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of any Warrants), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company; then in each such case (A) the Exercise Price will be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which equals the number of shares of Common Stock outstanding immediately prior to such event (excluding treasury shares, if any), and the denominator of which equals the number of shares of Common Stock outstanding immediately after such event, and (B) the number of Warrant Shares issuable hereunder shall be concurrently adjusted by multiplying such number by the reciprocal of such fraction. Such adjustments will take effect (i) if a record date shall have been fixed for determining the stockholders or security holders, as applicable, of the Company entitled to receive such dividend, distribution or issuance by reclassification, as the case may be, immediately after such record date, (ii) otherwise, immediately after the effective date of such dividend, distribution, subdivision, combination, or issuance by reclassification, as the case may be.

APPENDIX B

(b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to the Holder on an as-fully-exercised basis) evidences of its indebtedness, assets (including cash and cash dividends), rights or warrants to subscribe for or purchase any security other than shares of Common Stock, then in each such case the Exercise Price then in effect will be adjusted effective immediately after the record date for the determination of stockholders entitled to receive such distribution by multiplying the Exercise Price by a fraction, the numerator of which equals the VWAP on such record date less the then per share fair market value of the portion of such evidence of indebtedness, assets, rights or warrants so distributed applicable to one outstanding share of the Common Stock, as determined by the Board in good faith, and the denominator of which equals the VWAP determined as of such record date. In each such case the Company shall notify the Holder, in writing, no later than the trading day following the distribution of any such evidence of indebtedness, assets, rights or warrants, describing the material terms of such evidence of indebtedness, assets, rights or warrants and the adjustments made pursuant to this Section 11(b).

(c) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or a series of related transactions, (A) effects any merger or consolidation of the Company with or into another Person, (B) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets, (C) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (except for issuances by reclassification contemplated by Section 11(a)(iv)), or (D) consummates a stock or share purchase agreement or other business combination (including a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than fifty percent (50%) of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or group making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (ii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person or group of Persons) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property (each transaction or series of transactions referred to in clause (i) or (ii) above, a “Fundamental Transaction”); then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, (1) the number of shares of common stock of the successor or acquiring corporation or, if it is the surviving corporation, of the Company, and (2) any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount and components of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Board shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration (substituting the most appropriate market-based measure for the Trading Market in determining the daily VWAP from time to time for each component of the Alternate Consideration or, if no market-based measure is reasonably available for any such component, fixing the daily VWAP of such component at the value determined by such apportionment, but subject to further adjustment as provided in this Section 11). If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant of like tenor to this Warrant but adjusted to be consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant for the appropriate number of shares of capital stock and Alternate Consideration, if any, in exchange for this Warrant. The Company shall ensure that the terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 11(c) and ensuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction or series of related transactions analogous to a Fundamental Transaction.

APPENDIX B

(d) Dilutive Share Issuances. If the Company shall at any time while this Warrant is outstanding issue or agree to issue any shares of Common Stock for a consideration (or deemed price) less than the Exercise Price in effect at the time of such issue, then, and thereafter successively upon each such issue, the Exercise Price shall be reduced to such other lower issue price. For purposes of this adjustment, the issuance of any security carrying the right to convert or exchange such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Exercise Price upon the issuance of the above-described security and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Exercise Price. Notwithstanding the foregoing, in no event shall the Exercise Price be reduced below $0.77 per share pursuant to this Section 11(d). For the sake of clarity, no adjustment shall be made to the Exercise Price pursuant to this Section 11(d) in respect of any Excluded Issuance, and the provisions of this Section 11(d) are in addition to (not in lieu of) the provisions set forth in Section 12.13 of the Purchase Agreement.

(e) Definitions. “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (A) if the Common Stock is then listed or quoted on a trading market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the principal trading market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (B) if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported during trading hours, or (C) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company’s Board of Directors and reasonably acceptable to the Holder, the fees and expenses of which shall be paid by the Company.

(f) Calculations. All calculations under this Section 11 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock issued and outstanding at any given time for purposes of this Section 11 shall not include any shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(g) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 11, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other Alternate Consideration issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments in all material respects and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

APPENDIX B

(h) Notice of Corporate Events. If (A) the Company declares a dividend (or any other distribution of cash, securities or other property in whatever form) on the Common Stock, including any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary or of any rights, (B) the Company declares a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (D) the Company authorizes the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall deliver to the Holder, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, or redemption, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, or redemption are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiary, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

(i) Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

(i) Cash Exercise. The Holder may pay by certified or official bank check, by intra-bank account transfer or by wire transfer of same-day funds.

(ii) Cashless Exercise. The Holder may elect instead to utilize a cashless exercise method, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X =	Y × ((A – B ) / A)
where:
X =	the number of Warrant Shares to be issued to the Holder.
Y =	the number of Warrant Shares with respect to which this Warrant is being exercised.
A =	the closing price of shares of Common Stock for the trading day immediately prior to (but not including) the Exercise Date.
B =	the Exercise Price.

APPENDIX B

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

12. Limitation on Exercise Pending Stockholder Approval. Holder’s right to exercise this Warrant into shares of Common Stock is expressly subject to the limitations and conditions set forth in Section 12.12 of the Purchase Agreement.

13. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay the Holder an amount of cash equal to the product of such fraction multiplied by the closing price of one share of Common Stock as reported on the principal trading market for the Common Stock on the Date of Exercise.

14. Notices. Any and all notices or other communications or deliveries hereunder (including any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number pursuant to this Section 14 prior to 6:30 p.m. (New York City time) on a trading day, (ii) the next trading day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified pursuant to this Section 14 on a day that is not a trading day or later than 6:30 p.m. (New York City time) on any trading day, (iii) the trading day following the date of mailing, if sent by nationally recognized overnight courier service to the street address specified pursuant to this Section 14, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be as follows:

(a) if to the Company, to:

LiveDeal, Inc.
6240 McLeod Drive, Suite 120
Las Vegas, Nevada 89120
Attn: Accounting Department
Facsimile No.: (702) 939-0244

(b) if to the Holder, to the address, facsimile number or email or street address appearing on the Warrant Register (which shall initially be the facsimile number and email and street address set forth for the initial Holder in the Purchase Agreement);

or to such other address, facsimile number or email address as the Company or the Holder may provide to the other in accordance with this Section 14.

15. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

APPENDIX B

16. Miscellaneous.

(a) Assignment. Subject to the restrictions on transfer described herein, the rights and obligations of the Company and the Holder shall be binding upon, and inure to the benefit of, the successors, assigns, heirs, administrators and transferees of the parties. The Company shall not have the right directly or indirectly to assign or transfer this Warrant without the prior written consent of the Holder, which may be withheld in the Holder’s sole discretion, or as part of a Fundamental Transaction.

(b) No Third Party Beneficiaries. Nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.

(c) Amendments; Waiver. This Warrant may be amended only in writing signed by the Company and the Holder, and any amendment so effected shall amend each Warrant issued pursuant to the Purchase Agreement and be binding upon each holder of such Warrants (provided, however, that any such amendment that adversely affects any holder or class of holders of such Warrants in a manner that does not apply uniformly to all holders of such Warrants, as applicable, shall require the written consent of such adversely affected holders or class). Any provision of this Warrant may be waived, but only if in writing by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Warrant shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(d) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to principles of conflict of laws.

(e) Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law in any respect, such provision shall be excluded from this Warrant and the balance of this Warrant shall be construed and interpreted as if such provision were so excluded and shall be enforceable in accordance with its remaining terms.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

APPENDIX B

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

COMPANY: LIVEDEAL, INC., a Nevada corporation By: __________________________________ Name: __________________________________ Its: __________________________________

[Signature Page - Warrant]

APPENDIX B

ATTACHMENT A

EXERCISE NOTICE

To LiveDeal, Inc.:

The undersigned hereby irrevocably elects to purchase shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), of LiveDeal, Inc., a Nevada corporation, pursuant to Warrant No. _____, originally issued on __________, 20__ (the “Warrant”). The undersigned elects to utilize the following manner of exercise:

Shares:
_____	Full Exercise of Warrant
_____	Partial Exercise of Warrant (in the amount of __________ Shares)
Exercise Price: $__________
Manner of Exercise:
_____	Certified or Official Bank Check
_____	Intra-Bank Account Transfer
_____	Wire Transfer
_____	Cashless Exercise pursuant to Section 11(i)(ii) of the Warrant

[Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the [undersigned]/[the undersigned’s nominee as is specified below].]

Date:
Full Name of Holder*:
Signature of Holder or Authorized Representative:
Name and Title of Authorized Representative†:
Additional Signature of Holder (if jointly held):
Social Security or Tax Identification Number:
Address of Holder:

Full Name of Nominee of Holder†:
Address of Nominee of Holder†:

* Must conform in all respects to name of holder as specified on the face of the Warrant.

† If applicable.

APPENDIX B

ATTACHMENT B

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the attached Warrant to purchase __________ shares of Common Stock of LiveDeal, Inc., a Nevada corporation (the “Company”), to which the Warrant relates and appoints ________________ as attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Date:
Full Name of Holder*:
Signature of Holder or Authorized Representative:
Name and Title of Authorized Representative†:
Additional Signature of Holder (if jointly held):
Address of Holder:

Full Name of Transferee:
Address of Transferee:

In the presence of:

* Must conform in all respects to name of holder as specified on the face of the Warrant.

† If applicable.

LIVEDEAL, INC.

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 11, 2014

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on July 11, 2014 and the Proxy Statement and appoints Jon Isaac and Tony Isaac (or either of them), the proxy of the undersigned, with full power of substitution to vote all shares of common stock of LiveDeal, Inc. (the “Company”) that the undersigned is entitled to vote, either on his or her own behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held on Friday, July 11, 2014 at 10:00 a.m. local time, at LiveDeal’s corporate offices, which are located at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

Please be sure to sign and date this Proxy in the box below.

Date __________________________

______________________________	______________________________
Stockholder (sign above)	Co-holder (if any) (sign above)

PLEASE MARK VOTES AS IN THIS EXAMPLE:        ☑

PROPOSAL NO. 1 – ELECTION OF DIRECTORS
	For	Withhold
Richard D. Butler, Jr.	☐	☐
Dennis (De) Gao	☐	☐
Jon Isaac	☐	☐
Tony Isaac	☐	☐
Kenneth L. Waggoner	☐	☐

PROPOSAL NO. 2 – APPROVAL OF LIVEDEAL, INC. 2014 OMNIBUS EQUITY INCENTIVE PLAN

	For	Against	Abstain
To approve the LiveDeal, Inc. 2014 Omnibus Equity	☐	☐	☐
Incentive Plan

PROPOSAL NO. 3 – APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION (INCREASE IN AUTHORIZED COMMON STOCK)

	For	Against	Abstain
To approve an amendment to the Company’s Amended	☐	☐	☐
and Restated Articles of Incorporation increasing the
number of shares of common stock authorized for
issuance by LiveDeal, from 30,000,000 shares to
60,000,000 shares

PROPOSAL NO. 4 – CONVERTIBLE NOTE TRANSACTION

	For	Against	Abstain
To approve a transaction involving the Company’s	☐	☐	☐
issuance of convertible notes

PROPOSAL NO. 5 – RATIFICATION OF AUDITORS

	For	Against	Abstain
To ratify the Audit Committee’s appointment of	☐	☐	☐
Anton & Chia, LLP as LiveDeal’s independent
registered public accounting firm for the fiscal year
ending September 30, 2014

OTHER MATTERS

Yes
In his discretion, the Proxy is authorized to vote upon such
other matters as may properly come before the meeting.	☐

Please disregard the following if you have previously provided your consent decision:

☐ By checking the box to the left, I consent to future delivery of annual reports, proxy statements, prospectuses, other materials, and stockholder communications electronically via the Internet at a website that will be disclosed to me. I understand that the Company may no longer distribute printed materials to me regarding any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Registrar and Trust Company, 10 Commerce Drive, Cranford, New Jersey 07016, and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

IF YOU RETURN YOUR PROPERLY EXECUTED PROXY, WE WILL VOTE YOUR SHARES AS YOU DIRECT. IF YOU DO NOT SPECIFY ON YOUR PROXY HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM “FOR” PROPOSALS 1 (TO ELECT ALL NOMINATED DIRECTORS), 2, 3, 4 AND 5, AND IN THE DISCRETION OF THE PROXY ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

^ Detach above card, sign, date and mail in postage paid envelope provided. ^

LIVEDEAL, INC.

Please sign EXACTLY as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If more than one trustee, all should sign. If shares are held jointly, both owners must sign.

THIS PROXY CARD IS VALID WHEN SIGNED AND DATED.

MAIL YOUR PROXY CARD TODAY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

______________________________

______________________________

______________________________